UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08837

THE SELECT SECTOR SPDR® TRUST

(Exact name of registrant as specified in charter)

One Lincoln Street, Boston, Massachusetts 02111

(Address of principal executive offices) (zip code)

Joshua A. Weinberg, Esq.

Vice President and Managing Counsel

SSGA Funds Management, Inc.

One Lincoln Street

Boston, Massachusetts 02111

(Name and address of agent for service)

Copy to:

Leonard Mackey, Esq.

Clifford Chance US LLP

31 West 52nd Street

New York, New York 10019

Registrant’s telephone number, including area code: (617) 664-7037

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

Item 1. Reports to Shareholders.

Annual Report

September 30, 2016

SELECT SECTOR SPDR FUNDS

The Select Sector SPDR Trust consists of eleven separate investment portfolios (each a “Select Sector SPDR Fund” or a “Fund” and collectively the “Select Sector SPDR Funds” or the “Funds”).

Select Sector SPDR Funds are “index funds” that unbundle the benchmark S&P 500®† and give you ownership in particular sectors or groups of industries that are represented by a specified Select Sector Index. Through a single share, investors can buy or sell any of eleven major industry sectors that make up the S&P 500®, in the same way as they would buy or sell a share of stock. Select Sector SPDR Fund shares are different from the shares of conventional mutual funds. Select Sector SPDR Funds trade on NYSE Arca.

ELEVEN SELECT SECTOR SPDR FUNDS*

Shares are available for exchange trading in the following Funds of The Select Sector SPDR Trust:

The Consumer Discretionary Select Sector SPDR Fund	XLY

The Consumer Staples Select Sector SPDR Fund	XLP

The Energy Select Sector SPDR Fund	XLE

The Financial Select Sector SPDR Fund	XLF

The Financial Services Select Sector SPDR Fund	XLFS

The Health Care Select Sector SPDR Fund	XLV

The Industrial Select Sector SPDR Fund	XLI

The Materials Select Sector SPDR Fund	XLB

The Real Estate Select Sector SPDR Fund	XLRE

The Technology Select Sector SPDR Fund	XLK

The Utilities Select Sector SPDR Fund	XLU

Each of these Funds is designed to, before expenses, correspond generally to the price and yield performance of a Select Sector Index. Each Fund’s portfolio is comprised principally of shares of constituent companies in the S&P 500®. Each stock in the S&P 500® is allocated to one Select Sector Index, except financial components which are assigned to both the Financial Sector and the Financial Services Sector. The combined companies of the eleven Select Sector Indexes represent all of the companies in the S&P 500®. Each Select Sector SPDR Fund can be expected to move up or down in value with its underlying Select Sector Index. Investors cannot invest directly in an index. Funds focused on a single sector generally experience greater price fluctuations than the overall stock market.

OBJECTIVE

Select Sector SPDR Funds are designed to provide investors with an affordable way to invest in a portfolio of equity securities in a sector or group of industries in a single trade. Select Sector SPDR Funds allow you to tailor asset allocations to fit your particular investment needs or goals. One Fund may complement another; individual Select Sector SPDR Funds can be used to increase exposure to certain industries that may be outperforming the market or to hedge other holdings in your portfolio. Although an individual Select Sector SPDR Fund may bear a higher level of risk than a broad-market fund, because of less diversification, sector investments may also offer opportunities for returns greater than an investment in the entire constituents of the S&P 500®.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus from the Distributor, ALPS Portfolio Solutions Distributor, Inc., by calling 1-866-SECTOR-ETF (1-866-732-8673). Please read the prospectus carefully before you invest.

†	S&P 500: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged, index of common stock prices.
*	Effective November 21, 2016, The Financial Services Select Sector SPDR Fund was closed and liquidated. Please see accompanying Notes to Financial Statements.

THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The Consumer Discretionary Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Consumer Discretionary Select Sector Index (the “Index”). In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended September 30, 2016 (the “Reporting Period”), the total return for the Fund was 9.48%, and the total return for the Index was 9.64%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Cash drag, security misweights, transaction costs and compounding (the exponential growth of outperformance or underperformance) also contributed to the difference between the Fund’s performance and that of the Index.

For the Reporting Period, the Index’s return was below that of the broader S&P 500 Index, which returned 15.43% over the Reporting Period. The Fund enjoyed a strong start to the Reporting Period as the Consumer Discretionary Sector was one of the best performing areas in the market through the end of 2015. During this period, many Internet retail companies like Amazon reaped the benefits of increased spending through the holiday season. In addition, Consumer Discretionary stocks benefited from stronger employment numbers while remaining less impacted by the incremental Federal Funds rate hike in December 2015. The continued drop in energy prices and lower price tags at the gas pumps also helped keep more money in consumers’ wallets. Unfortunately, the remainder of the Reporting Period was less rewarding for the Consumer Discretionary Sector as consumers began to shy away from spending and U.S. consumer confidence levels began to wane due to concern over civil unrest both at home and overseas. These safety fears coupled with heightened concerns over a very uncertain upcoming U.S. Presidential election destabilized consumers’ sense of future financial security, causing a further decline in spending, but still allowing the Fund to complete the Reporting Period in positive territory.

On an individual security level, the top positive contributors to the Fund’s performance were Amazon.com, Inc., Comcast Corporation Class A, and Home Depot, Inc. The top negative contributors to the Fund’s performance were Chipotle Mexican Grill, Inc., NIKE, Inc. Class B, and Walt Disney Company.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of SSGA Funds Management Inc., (the “Adviser”) as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Consumer Discretionary Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated September 2, 2016 is 0.14%. Fund returns at Net Asset Value shown in the table below for Five years and Ten years reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	CONSUMER DISCRETIONARY SELECT SECTOR INDEX*	NET ASSET VALUE	MARKET VALUE	CONSUMER DISCRETIONARY SELECT SECTOR INDEX*
ONE YEAR	9.48%	9.53%	9.64%	9.48%	9.53%	9.64%
THREE YEARS	38.02%	37.95%	38.69%	11.34%	11.32%	11.52%
FIVE YEARS	147.28%	147.32%	149.84%	19.85%	19.85%	20.09%
TEN YEARS	166.13%	166.00%	170.68%	10.28%	10.28%	10.47%

*	The Consumer Discretionary Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of consumer discretionary products.

THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is no guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND —

PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2016

DESCRIPTION	AMAZON.COM, INC.	COMCAST CORP. CLASS A	HOME DEPOT, INC.	WALT DISNEY CO.	MCDONALD’S CORP.
MARKET VALUE	$1,332,710,323	644,605,480	643,061,829	555,302,800	398,119,242
% OF NET ASSETS	14.0	6.8	6.7	5.8	4.2

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2016*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

THE CONSUMER STAPLES SELECT SECTOR SPDR FUND —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The Consumer Staples Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Consumer Staples Select Sector Index (the “Index”). In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended September 30, 2016 (the “Reporting Period”), the total return for the Fund was 15.50%, and the total return for the Index was 15.73%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Management fees, cash drag, and the cumulative effect of small misweights contributed to the difference between the Fund’s performance and that of the Index.

For the Reporting Period, the Index’s return was above that of the broader S&P 500 Index, which returned 15.43% over the Reporting Period. The Reporting Period was characterized by significant macroeconomic news, and, generally consistent with historical behavior, the Consumer Staples Sector tended to be counter-cyclical in the face of that news. Performance was generally less favorable when developments were positive and more favorable when there was potential for negative impact to economic growth.

In the initial quarter of the Reporting Period, the fourth quarter of 2015, the price of oil resumed its decline, despite having found some price stability earlier in the calendar year. At the same time, concerns regarding the potential for slower growth in China began to intensify. And one of the biggest headlines for the quarter was whether or not the Federal Reserve would hike interest rates for the first time in nearly 10 years.

However, when the Fed’s rate hike did not materialize in October 2015, Consumer Staples sold off, diverging from the rise of the broader market. But when interest rates were raised in December 2015, Consumer Staples began to recover while the rest of the market wavered. Ultimately, the Fund would return almost 8% for the fourth quarter of 2015, outperforming the S&P 500 Index by nearly 1%.

Equity markets began the new calendar year with steep declines, and the unfavorable environment continued after China’s manufacturing purchasing manager’s index (PMI) came in below expectations. However, the volatility in the broader markets was not as severe in Consumer Staples, and the sector experienced a smaller decline. Indeed, Consumer Staples’ defensive posture and lower volatility continued to hold, including through the unexpected Brexit vote at the end of June, which supported a departure of the United Kingdom from the European Union.

Many of the multinational company equities in the Consumer Staples Sector reacted negatively to news from Europe and the European Central Bank in September 2016, when forecasts for already lackluster growth in the Eurozone were trimmed. The sell-off in Consumer Staples brought performance for the year back into line with the broader markets.

THE CONSUMER STAPLES SELECT SECTOR SPDR FUND —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)

On an individual security level, the top positive contributors to the Fund’s performance were Procter & Gamble Company, Philip Morris International Inc., and Altria Group, Inc. The top negative contributors to the Fund’s performance were Walgreens Boots Alliance Inc., Kroger Co., and CVS Health Corporation.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of SSGA Funds Management Inc., (the “Adviser”) as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

THE CONSUMER STAPLES SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Consumer Staples Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated September 2, 2016 is 0.14%. Fund returns at Net Asset Value shown in the table below for Five years and Ten years reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	CONSUMER STAPLES SELECT SECTOR INDEX*	NET ASSET VALUE	MARKET VALUE	CONSUMER STAPLES SELECT SECTOR INDEX*
ONE YEAR	15.50%	15.52%	15.73%	15.50%	15.52%	15.73%
THREE YEARS	44.29%	44.23%	45.11%	13.00%	12.98%	13.21%
FIVE YEARS	105.06%	105.02%	107.33%	15.45%	15.44%	15.69%
TEN YEARS	172.71%	172.64%	178.31%	10.55%	10.55%	10.78%

*	The Consumer Staples Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of consumer products.

THE CONSUMER STAPLES SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is no guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

THE CONSUMER STAPLES SELECT SECTOR SPDR FUND —

PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2016

DESCRIPTION	PROCTER & GAMBLE CO.	COCA-COLA CO.	PHILIP MORRIS INTERNATIONAL, INC.	ALTRIA GROUP, INC.	WAL-MART STORES, INC.
MARKET VALUE	$1,138,895,100	781,736,437	717,167,927	531,084,830	519,883,511
% OF NET ASSETS	12.8	8.8	8.1	6.0	5.8

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2016*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

THE ENERGY SELECT SECTOR SPDR FUND —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The Energy Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Energy Select Sector Index (the “Index”). In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended September 30, 2016 (the “Reporting Period”), the total return for the Fund was 18.72%, and the total return for the Index was 18.80%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Management fees, cash drag, and the cumulative effect of small misweights contributed to the difference between the Fund’s performance and that of the Index.

The performance of the Energy Sector is typically relatively highly correlated with the price of oil, and the Energy Sector’s returns during the Reporting Period were generally consistent with this trend, as the Energy Sector posted returns that generally tracked both the decline and recovery of crude oil prices. The Reporting Period was unusually volatile for oil, and the same held true for the Energy Sector. Despite the volatility, returns for the Energy Sector for the Reporting Period ultimately exceeded those of the S&P 500 Index, which returned 15.43%.

The beginning of the Reporting Period was punctuated with another sell-off in the oil markets with the price of oil declining approximately 18% during the 2015 fourth quarter. Furthermore, the first months of 2016 continued to produce additional difficulties for equity markets, with the Federal Reserve’s December 2015 increase in the Federal Funds rate, mounting concern about global growth prospects, and China’s miss in its manufacturing purchasing manager’s index (PMI) all resulting in markets selling off significantly. Oil was impacted to an even greater degree in the first half of January. Not surprisingly, the Energy Sector reacted strongly to oil’s losses, falling at a greater rate during the same period than the S&P 500 Index.

However, both oil and equity markets subsequently stabilized, and, after finding a bottom mid-2016 first quarter, began significant rebounds that would continue for several months. The Energy Sector followed suit, and by the end of March, both oil and the Energy Sector recovered all of their losses for the calendar year to date. By the end of June, oil was up approximately 30% year-to-date, compared to the Energy Sector’s return of nearly 15%, which outpaced the S&P 500 Index’s return of less than 4% during such period.

The unexpected Brexit vote at the end of June, supportive of an exit by the United Kingdom from the European Union, injected macroeconomic uncertainty into markets, and while equity markets remained surprisingly stable after their initial bout of volatility, the price of oil reacted more strongly, declining nearly 15% in July. However, oil was once again quick to recover, and by the end of September, oil was flat for the 2016 third quarter. The Energy Sector followed a similar volatile pattern, ultimately producing a slightly better return, which was slightly better than the performance of the S&P 500 during the final three months of the Reporting Period.

THE ENERGY SELECT SECTOR SPDR FUND —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)

On an individual security level, the top positive contributors to the Fund’s performance were Chevron Corporation, Exxon Mobil Corporation, and Pioneer Natural Resources Company. The top negative contributors to the Fund’s performance were ConocoPhillips, Williams Companies, Inc., and Tesoro Corporation.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of SSGA Funds Management Inc., (the “Adviser”) as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

THE ENERGY SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Energy Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated September 2, 2016 is 0.14%. Fund returns at Net Asset Value shown in the table below for Five years and Ten years reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	ENERGY SELECT SECTOR INDEX*	NET ASSET VALUE	MARKET VALUE	ENERGY SELECT SECTOR INDEX*
ONE YEAR	18.72%	18.78%	18.80%	18.72%	18.78%	18.80%
THREE YEARS	–8.11%	–8.14%	–7.94%	–2.78%	–2.79%	–2.72%
FIVE YEARS	34.95%	34.90%	35.73%	6.18%	6.17%	6.30%
TEN YEARS	59.50%	59.52%	62.05%	4.78%	4.78%	4.95%

*	The Energy Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of energy products.

THE ENERGY SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is no guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

THE ENERGY SELECT SECTOR SPDR FUND —

PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2016

DESCRIPTION	EXXON MOBIL CORP.	CHEVRON CORP.	SCHLUMBERGER, LTD.	PIONEER NATURAL RESOURCES CO.	EOG RESOURCES, INC.
MARKET VALUE	$2,588,872,129	2,101,917,767	1,209,738,780	756,359,821	688,340,678
% OF NET ASSETS	17.3	14.1	8.1	5.1	4.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2016*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

THE FINANCIAL SELECT SECTOR SPDR FUND —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The Financial Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Financial Select Sector Index (the “Index”)1. In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended September 30, 2016 (the “Reporting Period”), the total return for the Fund was 7.36%, and the total return for the Index was 7.44%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Cash, small security misweights, transaction costs and compounding (the exponential growth of outperformance or underperformance) contributed to the difference between the Fund’s performance and that of the Index.

For the Reporting Period, the Index’s return was below that of the broader S&P 500 Index, which returned 15.43% over the Reporting Period. In the first quarter of the Reporting Period, the 2015 fourth quarter, positive performance for the Financial Sector resulted, in part, from investors being attracted to the discounted valuations of big bank stocks (i.e. the stocks appeared to be trading cheap relative to their valuations), which led to rising stock prices in the sector. Over the last few years, banks have generally shed unprofitable businesses and assets while building capital in order to be able to pay money to shareholders through stock buybacks and dividends. Performance during the remainder of the Reporting Period was largely tied to sentiment around the actions of the Federal Reserve with respect to interest rates. In the beginning of 2016, global economic uncertainty weighed on prospects for a quick Fed interest rate hike schedule. This uncertainty, along with ongoing economic weakness and concerns over trading revenues, weighed on the Financial Sector. The remainder of the Reporting Period brought strong returns as the probability of a rising interest rate environment became more likely. Higher interest rates aid in increasing the difference between what banks charge on loans and pay on deposits, which enhances potential earnings for the Financial Sector.

On an individual security level, the top positive contributors to the Fund’s performance were Berkshire Hathaway Inc. Class B, JPMorgan Chase & Co., and Simon Property Group, Inc. The top negative contributors to the Fund’s performance were Citigroup Inc., The Real Estate Select Sector SPDR Fund, and Wells Fargo & Company.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of SSGA Funds Management Inc., (the “Adviser”) as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

[1]	Effective the close of business on September 16, 2016, the Index was reconstituted by eliminating the stocks of real estate management and development companies and real estate investment trusts (“REITs”) (other than mortgage REITs).

THE FINANCIAL SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Financial Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated September 2, 2016 is 0.14%. Fund returns at Net Asset Value shown in the table below for Five years and Ten years reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	FINANCIAL SELECT SECTOR INDEX*	NET ASSET VALUE	MARKET VALUE	FINANCIAL SELECT SECTOR INDEX*
ONE YEAR	7.36%	7.42%	7.44%	7.36%	7.42%	7.44%
THREE YEARS	26.53%	26.53%	26.92%	8.16%	8.16%	8.27%
FIVE YEARS	121.04%	121.09%	122.72%	17.19%	17.20%	17.36%
TEN YEARS	–15.32%	–15.36%	–14.56%	–1.65%	–1.65%	–1.56%

*	The Financial Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of financial products.

THE FINANCIAL SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is no guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

THE FINANCIAL SELECT SECTOR SPDR FUND —

PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2016

DESCRIPTION	BERKSHIRE HATHAWAY, INC. CLASS B	JPMORGAN CHASE & CO.	WELLS FARGO & CO.	BANK OF AMERICA CORP.	CITIGROUP, INC.
MARKET VALUE	$1,369,517,812	1,200,870,476	1,003,928,735	797,377,798	685,113,043
% OF NET ASSETS	11.4	10.0	8.4	6.7	5.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2016*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

THE FINANCIAL SERVICES SELECT SECTOR SPDR FUND —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The Financial Services Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Financial Services Select Sector Index (the “Index”). In seeking this objective, the Fund uses a replication strategy.

For the period from October 7, 2015 (inception) ended September 30, 2016 (the “Reporting Period”), the total return for the Fund was 3.37%, and the total return for the Index was 3.47%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Cash, small security misweights, transaction costs and compounding (the exponential growth of outperformance or underperformance) contributed to the difference between the Fund’s performance and that of the Index.

For the Reporting Period, the Index’s return was below that of the broader S&P 500 Index, which returned 10.98% over the Reporting Period. In the first quarter of the Reporting Period, the 2015 fourth quarter, positive performance resulted, in part, from investors being attracted to the discounted valuations of big bank stocks, which generally led to rising stock prices for constituents of the Index. Over the last few years, banks have generally shed unprofitable businesses and assets while building capital in order to be able to pay money to shareholders through stock buybacks and dividends. Performance during the remainder of the Reporting Period was largely tied to sentiment around the actions of the Federal Reserve with respect to interest rates. In the beginning of 2016, global economic uncertainty weighed on prospects for a quick Fed interest rate hike schedule. This uncertainty, along with ongoing economic weakness and concerns over trading revenues, weighed on companies in the Index. The remainder of the Reporting Period brought strong returns as the probability of a rising interest rate environment became more likely. Higher interest rates aid in increasing the difference between what banks charge on loans and pay on deposits, which enhances potential earnings for companies in the Index.

On an individual security level, the top positive contributors to the Fund’s performance were Berkshire Hathaway Inc. Class B, JPMorgan Chase & Co., and Chubb Limited. The top negative contributors to the Fund’s performance were American Express Company, Citigroup Inc., and Wells Fargo & Company.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of SSGA Funds Management Inc., (the “Adviser”) as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

THE FINANCIAL SERVICES SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of market trading in shares of the Fund (10/7/15, 10/8/15, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Financial Services Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated September 2, 2016 is 0.89% (0.14% after fee waiver). Since Inception reflects the impact of an expense limitation agreement. Had the adviser not waived fees and reimbursed certain expenses, returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	FINANCIAL SERVICES SELECT SECTOR INDEX*	NET ASSET VALUE	MARKET VALUE	FINANCIAL SERVICES SELECT SECTOR INDEX*
SINCE INCEPTION (1)	3.37%	3.42%	3.47%	N/A	N/A	N/A

*	The Financial Services Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development, production and provision of financial services.
(1)	For the period October 7, 2015 to September 30, 2016.

THE FINANCIAL SERVICES SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is no guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

* Inception date.

THE FINANCIAL SERVICES SELECT SECTOR SPDR FUND —

PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2016

DESCRIPTION	BERKSHIRE HATHAWAY, INC. CLASS B	JPMORGAN CHASE & CO.	WELLS FARGO & CO.	BANK OF AMERICA CORP.	CITIGROUP, INC.
MARKET VALUE	$16,034,003	14,064,074	11,753,728	9,329,810	8,021,071
% OF NET ASSETS	11.4	10.0	8.4	6.7	5.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2016*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

THE HEALTH CARE SELECT SECTOR SPDR FUND —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The Health Care Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Health Care Select Sector Index (the “Index”). In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended September 30, 2016 (the “Reporting Period”), the total return for the Fund was 10.45%, and the total return for the Index was 10.62%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fund expenses, cumulative security misweights and the Fund’s cash position contributed to the difference between the Fund’s performance and that of the Index.

For the Reporting Period, the Index’s return was below that of the broader S&P 500 Index, which returned 15.43% over the Reporting Period. A number of factors affected the Fund’s return over the Reporting Period. One of the more significant of these factors has revolved around the dramatically heightened U.S. government scrutiny of increases in pharmaceutical prices. This had a negative impact on many of the Fund’s holdings, including, in particular, an appreciable negative impact in general on biotechnology stock prices. Similarly, the U.S. government has also been focusing additional attention on mergers and acquisitions involving the change in domicile of a U.S. company that results in a lower tax burden for such company (known as a “tax inversion”). Merger and acquisition activity has recently been one of the positive drivers of the Fund’s return, so this heightened attention has hurt a number of the Fund’s holdings. Also, negatively impacting certain of the Fund’s holdings has been a host of challenges related to the Affordable Care Act. These challenges have ranged from slowing subscriber growth, ongoing legal challenges, profitability issues and reduced participation in terms of exchanges by a number of insurers in this marketplace.

On an individual security level, the top positive contributors to the Fund’s performance were Johnson & Johnson, Merck & Co., Inc., and Medtronic Plc. The top negative contributors to the Fund’s performance were Endo International Plc, Allergan plc, and Gilead Sciences, Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of SSGA Funds Management Inc., (the “Adviser”) as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

THE HEALTH CARE SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Health Care Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated September 2, 2016 is 0.14%. Fund returns at Net Asset Value shown in the table below for Five years and Ten years reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	HEALTH CARE SELECT SECTOR INDEX*	NET ASSET VALUE	MARKET VALUE	HEALTH CARE SELECT SECTOR INDEX*
ONE YEAR	10.45%	10.56%	10.62%	10.45%	10.56%	10.62%
THREE YEARS	49.01%	48.98%	49.64%	14.22%	14.21%	14.38%
FIVE YEARS	146.87%	146.87%	149.22%	19.81%	19.81%	20.03%
TEN YEARS	159.51%	159.46%	164.14%	10.01%	10.00%	10.20%

*	The Health Care Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are health care related firms.

THE HEALTH CARE SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is no guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

THE HEALTH CARE SELECT SECTOR SPDR FUND —

PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2016

DESCRIPTION	JOHNSON & JOHNSON	PFIZER, INC.	MERCK & CO., INC.	UNITEDHEALTH GROUP, INC.	AMGEN, INC.
MARKET VALUE	$1,453,822,012	924,162,493	776,316,804	604,717,540	561,553,187
% OF NET ASSETS	11.7	7.4	6.2	4.9	4.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2016*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

THE INDUSTRIAL SELECT SECTOR SPDR FUND —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The Industrial Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Industrial Select Sector Index (the “Index”). In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended September 30, 2016 (the “Reporting Period”), the total return for the Fund was 19.62%, and the total return for the Index was 19.76%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fund expenses, a slight cash drag, and security misweights contributed to the difference between the Fund’s performance and that of the Index.

The Index outperformed the broader market S&P 500 Index over the Reporting Period, which returned 15.43%. Companies in the Industrial Conglomerates industry enjoyed strong performance as corporate restructurings, returning of capital and other shareholder friendly activities pushed their stock prices higher. Machinery companies also produced solid returns over the Reporting Period as commodities prices turning higher pushed sales of machinery used in the commodities businesses. In addition, a slightly better outlook for emerging economies lifted machinery sales overseas. With geopolitical tensions rising in places like Russia and the Middle East, companies in the Aerospace and Defense industry also performed well over the Reporting Period. The Airline industry is one sub-section of the Industrials Sector that did not perform relatively well during the Reporting Period. With slowing demand and growing competitive pressures within the industry, coupled with higher energy prices, airline stocks underperformed the Industrial Sector as a whole. Railroad companies have also seen their performance lag the broader Industrials Sector. Declining railroad traffic from prior weakness in the commodity markets hurt rail companies over the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were General Electric Company, 3M Company, and Honeywell International Inc. The top negative contributors to the Fund’s performance were Robert Half International Inc., Delta Air Lines, Inc., and Stericycle, Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of SSGA Funds Management Inc., (the “Adviser”) as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

THE INDUSTRIAL SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Industrial Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated September 2, 2016 is 0.14%. Fund returns at Net Asset Value shown in the table below for Five years and Ten years reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	INDUSTRIAL SELECT SECTOR INDEX*	NET ASSET VALUE	MARKET VALUE	INDUSTRIAL SELECT SECTOR INDEX*
ONE YEAR	19.62%	19.64%	19.76%	19.62%	19.64%	19.76%
THREE YEARS	33.89%	33.86%	34.43%	10.22%	10.21%	10.36%
FIVE YEARS	121.99%	122.07%	123.84%	17.29%	17.30%	17.48%
TEN YEARS	116.82%	117.03%	120.52%	8.05%	8.06%	8.23%

*	The Industrial Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are industrials.

THE INDUSTRIAL SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is no guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

THE INDUSTRIAL SELECT SECTOR SPDR FUND —

PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2016

DESCRIPTION	GENERAL ELECTRIC CO.	3M CO.	HONEYWELL INTERNATIONAL, INC.	UNION PACIFIC CORP.	UNITED TECHNOLOGIES CORP.
MARKET VALUE	$761,811,383	423,660,621	363,058,345	342,780,596	318,711,275
% OF NET ASSETS	10.4	5.8	4.9	4.7	4.3

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2016*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

THE MATERIALS SELECT SECTOR SPDR FUND —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The Materials Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Materials Select Sector Index (the “Index”). In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended September 30, 2016 (the “Reporting Period”), the total return for the Fund was 22.11%, and the total return for the Index was 22.33%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fund expenses and cash drag contributed to the difference between the Fund’s performance and that of the Index.

The Materials Sector was one of the strongest performing sectors in the S&P® 500 Index for the Reporting Period. For the Reporting Period, the Material Sector’s return was above that of the broader S&P 500® Index, which returned 15.43%. Due to its sensitivity to changes in supply and demand of raw materials, the Materials Sector was helped by the increase in consumer demand. Within the Materials Sector, the Metals and Mining industry was the strongest performing industry. Despite generating positive performance, the Containers and Packaging industry was the weakest performing industry in the sector

On an individual security level, the top positive contributors to the Fund’s performance were E. I. du Pont de Nemours and Company, Newmont Mining Corporation, and Dow Chemical Company. The top negative contributors to the Fund’s performance were WestRock Co., Mosaic Company, and CF Industries Holdings, Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of SSGA Funds Management Inc., (the “Adviser”) as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

THE MATERIALS SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Materials Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated September 2, 2016 is 0.14%. Fund returns at Net Asset Value shown in the table below for Five years and Ten years reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	MATERIALS SELECT SECTOR INDEX*	NET ASSET VALUE	MARKET VALUE	MATERIALS SELECT SECTOR INDEX*
ONE YEAR	22.11%	22.11%	22.33%	22.11%	22.11%	22.33%
THREE YEARS	20.88%	20.85%	21.43%	6.53%	6.52%	6.68%
FIVE YEARS	81.26%	81.36%	83.03%	12.63%	12.64%	12.85%
TEN YEARS	90.85%	90.80%	93.68%	6.68%	6.67%	6.83%

*	The Materials Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are in basic industries.

THE MATERIALS SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is no guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

THE MATERIALS SELECT SECTOR SPDR FUND —

PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2016

DESCRIPTION	E.I. DU PONT DE NEMOURS & CO.	DOW CHEMICAL CO.	MONSANTO CO.	PRAXAIR, INC.	AIR PRODUCTS & CHEMICALS, INC.
MARKET VALUE	$310,908,292	310,111,951	237,459,043	183,003,681	172,873,260
% OF NET ASSETS	10.7	10.7	8.2	6.3	6.0

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2016*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

THE REAL ESTATE SELECT SECTOR SPDR FUND —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The Real Estate Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Real Estate Select Sector Index (the “Index”). In seeking this objective, the Fund uses a replication strategy.

For the period from October 7, 2015 (inception) ended September 30, 2016 (the “Reporting Period”), the total return for the Fund was 12.92%, and the total return for the Index was 13.12%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Cash and dividend receivables drag and Fund expenses contributed to the difference between the Fund’s performance and that of the Index.

For the Reporting Period, the Index’s return was above that of the broader S&P 500 Index, which returned 10.98% over the Reporting Period. Increased political and economic uncertainty pushed bond yields lower, which helped drive investors to income-producing alternatives like real estate investment trusts (“REITs”). The industrial REIT Prologis was one of the top performers in the Fund, advancing over 30% over the Reporting Period. With e-commerce driving the need for more distribution centers, the Industrials Sector had strong real estate operating fundamentals as rising demand outpaced limited new supply, which helps to explain Prologis’ strong performance. While the surprise outcome of the Brexit vote, which was supportive of an exit by the United Kingdom from the European Union, reinforced the attractiveness of US REITs for investors taking flight to quality, the real estate services firm CBRE Group was negatively impacted and reported declining investment sales revenue due to its significant exposure to the United Kingdom. Bargain hunters may have helped the CBRE Group stock show strength over the last quarter of the Reporting Period, however the rebound was only enough to bring the return to a negative 13.43% over the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were American Tower Corporation, Simon Property Group, Inc., and Prologis, Inc. The top negative contributors to the Fund’s performance were Extra Space Storage Inc., Plum Creek Timber Company, Inc., and CBRE Group, Inc. Class A.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of SSGA Funds Management Inc., (the “Adviser”) as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

THE REAL ESTATE SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of market trading in shares of the Fund (10/7/15, 10/8/15, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Real Estate Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated September 2, 2016 is 1.29% (0.14% after fee waiver). Since Inception reflects the impact of an expense limitation agreement. Had the adviser not waived fees and reimbursed certain expenses, returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	REAL ESTATE SELECT SECTOR INDEX*	NET ASSET VALUE	MARKET VALUE	REAL ESTATE SELECT SECTOR INDEX*
SINCE INCEPTION (1)	12.92%	12.94%	13.12%	N/A	N/A	N/A

*	The Real Estate Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the investment in and/or management and development of real estate.
(1)	For the period October 7, 2015 to September 30, 2016.

THE REAL ESTATE SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is no guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

* Inception date.

THE REAL ESTATE SELECT SECTOR SPDR FUND —

PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2016

DESCRIPTION	SIMON PROPERTY GROUP, INC. REIT	AMERICAN TOWER CORP. REIT	PUBLIC STORAGE REIT	CROWN CASTLE INTERNATIONAL CORP. REIT	PROLOGIS, INC. REIT
MARKET VALUE	$361,617,282	268,079,962	184,998,903	176,793,732	156,844,788
% OF NET ASSETS	11.3	8.4	5.8	5.5	4.9

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2016*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

THE TECHNOLOGY SELECT SECTOR SPDR FUND —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The Technology Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Technology Select Sector Index (the “Index”). In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended September 30, 2016 (the “Reporting Period”), the total return for the Fund was 23.13%, and the total return for the Index was 23.35%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fund expenses, the effects of cash holdings on Fund performance and the cumulative effect of small weighting differences between the securities in the Fund and Index constituents contributed to the difference between the Fund’s performance and that of the Index.

For the Reporting Period, the Index’s return was above that of the broader S&P 500 Index, which returned 15.43% over the Reporting Period. The 2014 fourth quarter, which was the first quarter of the Reporting Period, saw positive returns for the Technology Sector on expectations that any interest rate hikes by the Federal Reserve would be gradual, strong earnings from a number of constituents and, despite heightened terrorism, oil prices hitting multi-year lows. The first quarter of 2016 also produced positive returns for the Technology Sector. The quarter began weakly as investors worried about the health of the global economy. However, performance rebounded in the latter part of the quarter due to strong U.S. macro data, surging oil prices and the Fed’s decision to keep interest rates unchanged. Technology Sector performance was negative in the second quarter of 2016 as geopolitical tensions and the surprise “Leave” vote in the United Kingdom referendum on European Union membership weighed on investors. The third quarter of 2016 saw positive returns for the Technology Sector despite terrorism concerns and uncertainty around the U.S. Presidential election. Technology stocks also found positive performance during the Reporting Period on strong earnings and the continued integration of technology throughout the world and the increased economic reliance on technology to transform other sectors. Technology companies also found success as they continued to invest in cloud services, online shopping and virtual reality.

On an individual security level, the top positive contributors to the Fund’s performance were Microsoft Corporation, Facebook, Inc. Class A, and AT&T Inc. The top negative contributors to the Fund’s performance were Alliance Data Systems Corporation, Western Digital Corporation, and Cognizant Technology Solutions Corporation Class A.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of SSGA Funds Management Inc., (the “Adviser”) as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

THE TECHNOLOGY SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Technology Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated September 2, 2016 is 0.14%. Fund returns at Net Asset Value shown in the table below for Five years and Ten years reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	TECHNOLOGY SELECT SECTOR INDEX*	NET ASSET VALUE	MARKET VALUE	TECHNOLOGY SELECT SECTOR INDEX*
ONE YEAR	23.13%	23.27%	23.35%	23.13%	23.27%	23.35%
THREE YEARS	57.69%	57.60%	58.54%	16.39%	16.37%	16.60%
FIVE YEARS	121.89%	121.89%	124.08%	17.28%	17.28%	17.50%
TEN YEARS	154.30%	154.58%	158.97%	9.78%	9.80%	9.98%

*	The Technology Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of technology products.

THE TECHNOLOGY SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is no guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

THE TECHNOLOGY SELECT SECTOR SPDR FUND —

PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2016

DESCRIPTION	APPLE, INC.	MICROSOFT CORP.	FACEBOOK, INC. CLASS A	AT&T, INC.	ALPHABET, INC. CLASS A
MARKET VALUE	$1,762,941,154	1,298,871,994	862,116,010	722,897,554	685,925,093
% OF NET ASSETS	13.5	10.0	6.6	5.6	5.3

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2016*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

THE UTILITIES SELECT SECTOR SPDR FUND —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The Utilities Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Utilities Select Sector Index (the “Index”). In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended September 30, 2016 (the “Reporting Period”), the total return for the Fund was 17.06%, and the total return for the Index was 17.39%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fund expenses, cumulative security misweights and the Fund’s cash position contributed to the difference between the Fund’s performance and that of the Index.

For the Reporting Period, the Index’s return was above that of the broader S&P 500 Index, which returned 15.43% over the Reporting Period. During the Reporting Period, companies within the Utilities Sector were generally helped by both their perceived safety and relatively high dividend yield. Dividend yield has been particularly important to investors as interest rates have continued to stay low and the Federal Reserve, despite indications and rhetoric around multiple rate hikes during 2016, has largely remained on the sidelines in terms of any increases to the Federal Funds rate. Additionally, a continued strong appetite for yield among the investment community buoyed the Fund’s return. The Utilities Sector was also helped by increased demand for energy associated with improvements in the housing market Similarly, revenues for many Utilities Sector companies were positively impacted by increased electricity demand caused by another warmer than normal summer in many parts of the United States. Also, the Utilities Sector became more appealing to investors as global volatility picked up during parts of 2016. Conversely, continuing increases in US regulatory concerns continued to weigh on many of the constituents of the Fund.

On an individual security level, the top positive contributors to the Fund’s performance were NextEra Energy, Inc., Southern Company, and Duke Energy Corporation. The top negative contributors to the Fund’s performance were TECO Energy, Inc., Alliant Energy Corp, and NRG Energy, Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of SSGA Funds Management Inc., (the “Adviser”) as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

THE UTILITIES SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Utilities Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated September 2, 2016 is 0.14%. Fund returns at Net Asset Value shown in the table below for Five years and Ten years reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	UTILITIES SELECT SECTOR INDEX*	NET ASSET VALUE	MARKET VALUE	UTILITIES SELECT SECTOR INDEX*
ONE YEAR	17.06%	17.05%	17.39%	17.06%	17.05%	17.39%
THREE YEARS	45.66%	45.57%	46.63%	13.36%	13.33%	13.60%
FIVE YEARS	75.20%	75.12%	77.18%	11.87%	11.86%	12.11%
TEN YEARS	109.06%	108.84%	113.46%	7.65%	7.64%	7.88%

*	The Utilities Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are in the utilities industry.

THE UTILITIES SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is no guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

THE UTILITIES SELECT SECTOR SPDR FUND —

PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2016

DESCRIPTION	NEXTERA ENERGY, INC.	DUKE ENERGY CORP.	SOUTHERN CO.	DOMINION RESOURCES, INC.	AMERICAN ELECTRIC POWER CO., INC.
MARKET VALUE	$688,045,107	612,707,641	604,291,172	559,665,447	382,052,325
% OF NET ASSETS	9.3	8.3	8.1	7.5	5.2

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2016*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

The Consumer Discretionary Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS

September 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.7%
AUTO COMPONENTS — 3.4%
BorgWarner, Inc. (a)	814,244	$28,645,104
Delphi Automotive PLC	1,101,808	78,580,946
Goodyear Tire & Rubber Co.	1,072,964	34,656,737
Johnson Controls International PLC	3,810,043	177,281,301

		319,164,088

AUTOMOBILES — 4.3%
Ford Motor Co.	15,749,952	190,101,921
General Motors Co.	5,749,474	182,660,789
Harley-Davidson, Inc. (a)	730,767	38,431,036

		411,193,746

DISTRIBUTORS — 1.1%
Genuine Parts Co.	603,910	60,662,759
LKQ Corp. (b)	1,237,837	43,893,700

		104,556,459

DIVERSIFIED CONSUMER SERVICES — 0.2%
H&R Block, Inc. (a)	905,057	20,952,070

HOTELS, RESTAURANTS & LEISURE — 12.8%
Carnival Corp.	1,750,848	85,476,399
Chipotle Mexican Grill, Inc. (a) (b)	117,945	49,949,708
Darden Restaurants, Inc.	510,750	31,319,190
Marriott International, Inc. Class A	1,295,241	87,208,550
McDonald’s Corp.	3,451,103	398,119,242
Royal Caribbean Cruises, Ltd. (a)	677,636	50,788,818
Starbucks Corp.	5,932,051	321,161,241
Wyndham Worldwide Corp. (a)	444,373	29,919,634
Wynn Resorts, Ltd.	321,096	31,281,172
Yum! Brands, Inc.	1,497,369	135,976,079

		1,221,200,033

HOUSEHOLD DURABLES — 3.9%
D.R. Horton, Inc.	1,370,461	41,387,922
Garmin, Ltd.	473,273	22,769,164
Harman International Industries, Inc.	286,631	24,205,988
Leggett & Platt, Inc.	542,175	24,712,337
Lennar Corp. Class A	759,875	32,173,107
Mohawk Industries, Inc. (b)	257,068	51,501,003
Newell Brands, Inc.	1,946,337	102,494,106
PulteGroup, Inc.	1,270,289	25,456,592
Whirlpool Corp.	306,676	49,730,580

		374,430,799

INTERNET & CATALOG RETAIL — 19.8%
Amazon.com, Inc. (b)	1,591,657	1,332,710,323
Expedia, Inc. (a)	487,391	56,888,278
Netflix, Inc. (b)	1,728,914	170,384,475
Priceline Group, Inc. (b)	200,364	294,833,622
TripAdvisor, Inc. (b)	461,430	29,153,147

		1,883,969,845

LEISURE EQUIPMENT & PRODUCTS — 0.8%
Hasbro, Inc.	453,051	35,940,536
Mattel, Inc. (a)	1,374,194	41,610,594

		77,551,130

MEDIA — 23.2%
CBS Corp. Class B	1,645,495	90,074,396

Charter Communications, Inc. Class A (a) (b)	876,657	236,671,090
Comcast Corp. Class A	9,716,694	644,605,480
Discovery Communications, Inc. Class A (b)	607,375	16,350,535
Discovery Communications, Inc. Class C (b)	905,137	23,814,154
Interpublic Group of Cos., Inc.	1,624,022	36,296,892
News Corp. Class A	1,536,002	21,473,308
News Corp. Class B	484,735	6,892,932
Omnicom Group, Inc. (a)	959,522	81,559,370
Scripps Networks Interactive, Inc. Class A (a)	383,510	24,349,050
TEGNA, Inc.	880,567	19,249,195
Time Warner, Inc.	3,145,955	250,449,478
Twenty-First Century Fox, Inc. Class A	4,302,948	104,217,401
Twenty-First Century Fox, Inc. Class B	1,971,425	48,773,054
Viacom, Inc. Class B	1,399,241	53,311,082
Walt Disney Co.	5,980,000	555,302,800

		2,213,390,217

MULTILINE RETAIL — 4.3%
Dollar General Corp.	1,047,924	73,344,201
Dollar Tree, Inc. (b)	950,973	75,060,299
Kohl’s Corp. (a)	726,267	31,774,181
Macy’s, Inc.	1,244,805	46,120,025
Nordstrom, Inc. (a)	469,713	24,368,710
Target Corp.	2,324,838	159,669,874

		410,337,290

SPECIALTY RETAIL — 19.7%
Advance Auto Parts, Inc.	296,925	44,277,456
AutoNation, Inc. (b)	268,337	13,070,695
AutoZone, Inc. (b)	118,253	90,858,510
Bed Bath & Beyond, Inc. (a)	623,153	26,864,126
Best Buy Co., Inc.	1,116,270	42,619,189
CarMax, Inc. (a) (b)	782,038	41,721,727
Foot Locker, Inc.	549,306	37,199,002
Gap, Inc. (a)	886,226	19,709,666
Home Depot, Inc.	4,997,372	643,061,829
L Brands, Inc.	971,314	68,739,892
Lowe’s Cos., Inc.	3,537,519	255,444,247
O’Reilly Automotive, Inc. (b)	383,927	107,541,792
Ross Stores, Inc.	1,603,977	103,135,721
Signet Jewelers, Ltd. (a)	305,743	22,787,026
Staples, Inc.	2,609,219	22,308,822
Tiffany & Co. (a)	434,397	31,550,254
TJX Cos., Inc.	2,655,904	198,608,501
Tractor Supply Co.	538,565	36,272,353
Ulta Salon Cosmetics & Fragrance, Inc. (b)	237,061	56,415,777
Urban Outfitters, Inc. (b)	349,974	12,081,103

		1,874,267,688

TEXTILES, APPAREL & LUXURY GOODS — 6.2%
Coach, Inc.	1,122,421	41,035,712
Hanesbrands, Inc.	1,523,782	38,475,496
Michael Kors Holdings, Ltd. (b)	683,440	31,978,158
NIKE, Inc. Class B	5,454,137	287,160,314
PVH Corp.	327,043	36,138,252
Ralph Lauren Corp.	230,187	23,281,113

See accompanying notes to financial statements.

The Consumer Discretionary Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS (continued)

September 30, 2016

Security Description	Shares	Value

Under Armour, Inc. Class A (a) (b)	739,208	$28,592,565
Under Armour, Inc. Class C (b)	743,076	25,160,553
VF Corp.	1,346,383	75,464,767

		587,286,930

TOTAL COMMON STOCKS (Cost $9,970,992,861)		9,498,300,295

SHORT-TERM INVESTMENTS — 0.8%
State Street Institutional Liquid Reserves Fund, Premier Class 0.40% (c) (d)	28,497,239	28,497,239
State Street Navigator Securities Lending Prime Portfolio (d) (e)	50,785,017	50,785,017

TOTAL SHORT-TERM INVESTMENTS (Cost $79,282,256)		79,282,256

TOTAL INVESTMENTS — 100.5%
(Cost $10,050,275,117)		9,577,582,551
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.5)%		(45,653,887)

NET ASSETS — 100.0%		$9,531,928,664

(a)	All or a portion of the shares of the security are on loan at September 30, 2016.
(b)	Non-income producing security.
(c)	The rate shown is the annualized seven-day yield at September 30, 2016.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended September 30, 2016 are shown in the Affiliate Table below.
(e)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of September 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Auto Components	$319,164,088	$—	$—	$319,164,088
Automobiles	411,193,746	—	—	411,193,746
Distributors	104,556,459	—	—	104,556,459
Diversified Consumer Services	20,952,070	—	—	20,952,070
Hotels, Restaurants & Leisure	1,221,200,033	—	—	1,221,200,033
Household Durables	374,430,799	—	—	374,430,799
Internet & Catalog Retail	1,883,969,845	—	—	1,883,969,845
Leisure Equipment & Products	77,551,130	—	—	77,551,130
Media	2,213,390,217	—	—	2,213,390,217
Multiline Retail	410,337,290	—	—	410,337,290
Specialty Retail	1,874,267,688	—	—	1,874,267,688
Textiles, Apparel & Luxury Goods	587,286,930	—	—	587,286,930
Short-Term Investments	79,282,256	—	—	79,282,256

TOTAL INVESTMENTS	$9,577,582,551	$—	$—	$9,577,582,551

See accompanying notes to financial statements.

The Consumer Discretionary Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS (continued)

September 30, 2016

Affiliate Table

	Number of Shares Held at 9/30/15	Value At 9/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 9/30/16	Value at 9/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	10,764,088	$10,764,088	344,987,616	327,254,465	28,497,239	$28,497,239	$91,484	$—
State Street Navigator Securities Lending Prime Portfolio	369,001,158	369,001,158	2,488,139,528	2,806,355,669	50,785,017	50,785,017	1,155,681	—

TOTAL		$379,765,246				$79,282,256	$1,247,165	$—

See accompanying notes to financial statements.

The Consumer Staples Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS

September 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.7%
BEVERAGES — 20.2%
Brown-Forman Corp. Class B	1,025,169	$48,634,017
Coca-Cola Co.	18,472,033	781,736,437
Constellation Brands, Inc. Class A	1,268,546	211,200,224
Dr. Pepper Snapple Group, Inc.	1,042,707	95,209,576
Molson Coors Brewing Co. Class B	1,108,963	121,764,137
Monster Beverage Corp. (a)	742,169	108,957,831
PepsiCo, Inc.	3,923,918	426,804,561

		1,794,306,783

FOOD & STAPLES RETAILING — 22.4%
Costco Wholesale Corp.	2,171,479	331,172,262
CVS Health Corp.	5,215,015	464,084,185
Kroger Co.	5,123,308	152,059,781
Sysco Corp.	2,669,564	130,835,332
Wal-Mart Stores, Inc.	7,208,590	519,883,511
Walgreens Boots Alliance, Inc.	4,335,187	349,502,776
Whole Foods Market, Inc. (b)	1,691,640	47,957,994

		1,995,495,841

FOOD PRODUCTS — 18.8%
Archer-Daniels-Midland Co.	3,010,757	126,963,623
Campbell Soup Co.	1,192,808	65,246,598
ConAgra Foods, Inc.	2,300,119	108,358,606
General Mills, Inc.	3,034,307	193,831,531
Hershey Co.	771,416	73,747,369
Hormel Foods Corp. (b)	1,825,418	69,238,105
J.M. Smucker Co.	665,101	90,147,789
Kellogg Co.	1,363,038	105,594,554
Kraft Heinz Co.	2,829,925	253,306,587
McCormick & Co., Inc.	664,430	66,389,846
Mead Johnson Nutrition Co.	961,629	75,978,307
Mondelez International, Inc. Class A	6,974,640	306,186,696
Tyson Foods, Inc. Class A	1,858,653	138,785,619

		1,673,775,230

HOUSEHOLD PRODUCTS — 20.7%
Church & Dwight Co., Inc.	1,220,206	58,472,271
Clorox Co.	724,705	90,718,572
Colgate-Palmolive Co.	4,387,570	325,294,440
Kimberly-Clark Corp.	1,800,097	227,064,236
Procter & Gamble Co. (b)	12,689,639	1,138,895,100

		1,840,444,619

PERSONAL PRODUCTS — 1.2%
Estee Lauder Cos., Inc. Class A	1,195,657	105,887,384

TOBACCO — 16.4%
Altria Group, Inc.	8,399,254	531,084,830
Philip Morris International, Inc.	7,376,753	717,167,927
Reynolds American, Inc.	4,382,763	206,647,276

		1,454,900,033

TOTAL COMMON STOCKS (Cost $9,074,895,971)		8,864,809,890

SHORT-TERM INVESTMENTS — 2.0%
State Street Institutional Liquid Reserves Fund, Premier Class 0.40% (c) (d)	3,120,524	3,120,524

State Street Navigator Securities Lending Prime Portfolio (d) (e)	180,000,000	180,000,000

TOTAL SHORT-TERM INVESTMENTS (Cost $183,120,524)		183,120,524

TOTAL INVESTMENTS — 101.7%
(Cost $9,258,016,495)		9,047,930,414
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.7)%		(154,772,125)

NET ASSETS — 100.0%		$8,893,158,289

(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at September 30, 2016.
(c)	The rate shown is the annualized seven-day yield at September 30, 2016.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended September 30, 2016 are shown in the Affiliate Table below.
(e)	Investment of cash collateral for securities loaned.

See accompanying notes to financial statements.

The Consumer Staples Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS (continued)

September 30, 2016

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of September 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Beverages	$1,794,306,783	$—	$—	$1,794,306,783
Food & Staples Retailing	1,995,495,841	—	—	1,995,495,841
Food Products	1,673,775,230	—	—	1,673,775,230
Household Products	1,840,444,619	—	—	1,840,444,619
Personal Products	105,887,384	—	—	105,887,384
Tobacco	1,454,900,033	—	—	1,454,900,033
Short-Term Investments	183,120,524	—	—	183,120,524

TOTAL INVESTMENTS	$9,047,930,414	$—	$—	$9,047,930,414

Affiliate Table

	Number of Shares Held at 9/30/15	Value At 9/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 9/30/16	Value at 9/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	5,839,455	$5,839,455	396,624,612	399,343,543	3,120,524	$3,120,524	$83,500	$—
State Street Navigator Securities Lending Prime Portfolio	158,430,802	158,430,802	1,811,961,530	1,790,392,332	180,000,000	180,000,000	174,243	—

TOTAL		$164,270,257				$183,120,524	$257,743	$—

See accompanying notes to financial statements.

The Energy Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS

September 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.7%
ENERGY EQUIPMENT & SERVICES — 16.3%
Baker Hughes, Inc.	6,010,968	$303,373,555
FMC Technologies, Inc. (a)	4,302,353	127,650,813
Halliburton Co.	10,929,861	490,532,162
Helmerich & Payne, Inc. (b)	1,145,342	77,081,517
National Oilwell Varco, Inc. (b)	5,079,592	186,624,210
Schlumberger, Ltd.	15,383,250	1,209,738,780
Transocean, Ltd. (b)	3,640,258	38,805,150

		2,433,806,187

OIL, GAS & CONSUMABLE FUELS — 83.4%
Anadarko Petroleum Corp.	6,730,401	426,438,207
Apache Corp. (b)	4,637,056	296,168,767
Cabot Oil & Gas Corp.	10,692,274	275,860,669
Chesapeake Energy Corp. (a)	9,189,535	57,618,384
Chevron Corp.	20,422,831	2,101,917,767
Cimarex Energy Co.	1,006,661	135,265,039
Concho Resources, Inc. (a)	1,507,796	207,095,781
ConocoPhillips	9,702,206	421,754,895
Devon Energy Corp.	6,407,004	282,612,946
EOG Resources, Inc.	7,117,575	688,340,678
EQT Corp.	1,830,864	132,957,344
Exxon Mobil Corp.	29,661,688	2,588,872,129
Hess Corp.	3,549,170	190,306,495
Kinder Morgan, Inc.	20,347,063	470,627,567
Marathon Oil Corp.	10,544,430	166,707,438
Marathon Petroleum Corp.	5,604,100	227,470,419
Murphy Oil Corp. (b)	2,328,727	70,793,301
Newfield Exploration Co. (a)	2,097,839	91,172,083
Noble Energy, Inc.	6,205,891	221,798,544
Occidental Petroleum Corp.	7,068,204	515,413,436
ONEOK, Inc. (b)	2,230,250	114,612,547
Phillips 66	4,710,183	379,405,241
Pioneer Natural Resources Co.	4,074,117	756,359,821
Range Resources Corp.	3,125,044	121,095,455
Southwestern Energy Co. (a) (b)	6,685,607	92,528,801
Spectra Energy Corp.	9,975,128	426,436,722
Tesoro Corp.	3,960,178	315,071,762
Valero Energy Corp.	6,828,369	361,903,557
Williams Cos., Inc.	10,216,362	313,948,804

		12,450,554,599

TOTAL COMMON STOCKS (Cost $18,233,941,195)		14,884,360,786

SHORT-TERM INVESTMENTS — 0.8%
State Street Institutional Liquid Reserves Fund, Premier Class 0.40% (c) (d)	4,913,487	4,913,487
State Street Navigator Securities Lending Prime Portfolio (d) (e)	110,721,515	110,721,515

TOTAL SHORT-TERM INVESTMENTS (Cost $115,635,002)		115,635,002

TOTAL INVESTMENTS — 100.5%
(Cost $18,349,576,197)		14,999,995,788
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.5)%		(79,744,308)

NET ASSETS — 100.0%		$14,920,251,480

(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at September 30, 2016.
(c)	The rate shown is the annualized seven-day yield at September 30, 2016.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended September 30, 2016 are shown in the Affiliate Table below.
(e)	Investment of cash collateral for securities loaned.

See accompanying notes to financial statements.

The Energy Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS (continued)

September 30, 2016

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of September 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Energy Equipment & Services	$2,433,806,187	$—	$—	$2,433,806,187
Oil, Gas & Consumable Fuels	12,450,554,599	—	—	12,450,554,599
Short-Term Investments	115,635,002	—	—	115,635,002

TOTAL INVESTMENTS	$14,999,995,788	$—	$—	$14,999,995,788

Affiliate Table

	Number of Shares Held at 9/30/15	Value At 9/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 9/30/16	Value at 9/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	9,735,578	$9,735,578	709,932,191	714,754,282	4,913,487	$4,913,487	$111,789	$—
State Street Navigator Securities Lending Prime Portfolio	588,776,881	588,776,881	3,915,519,810	4,393,575,176	110,721,515	110,721,515	3,829,847	—

TOTAL		$598,512,459				$115,635,002	$3,941,636	$—

See accompanying notes to financial statements.

The Financial Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS

September 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.9%
BANKS — 42.0%
Bank of America Corp.	50,950,658	$797,377,798
BB&T Corp. (a)	4,066,653	153,394,151
Citigroup, Inc.	14,505,887	685,113,043
Citizens Financial Group, Inc.	2,593,620	64,088,350
Comerica, Inc.	868,258	41,085,969
Fifth Third Bancorp	3,826,321	78,286,528
Huntington Bancshares, Inc.	5,419,877	53,439,987
JPMorgan Chase & Co.	18,033,796	1,200,870,476
KeyCorp.	5,403,124	65,756,019
M&T Bank Corp. (a)	782,731	90,875,069
People’s United Financial, Inc. (a)	1,552,647	24,562,876
PNC Financial Services Group, Inc.	2,453,491	221,035,004
Regions Financial Corp.	6,266,961	61,854,905
SunTrust Banks, Inc.	2,503,422	109,649,884
US Bancorp	8,032,662	344,520,873
Wells Fargo & Co.	22,672,284	1,003,928,735
Zions Bancorp (a)	1,024,027	31,765,317

		5,027,604,984

CAPITAL MARKETS — 19.9%
Affiliated Managers Group, Inc. (b)	268,939	38,915,473
Ameriprise Financial, Inc.	805,927	80,407,337
Bank of New York Mellon Corp.	5,330,700	212,588,316
BlackRock, Inc.	609,223	220,818,969
Charles Schwab Corp.	6,011,058	189,769,101
CME Group, Inc.	1,691,770	176,823,800
E*TRADE Financial Corp. (b)	1,366,539	39,793,616
Franklin Resources, Inc.	1,754,589	62,410,731
Goldman Sachs Group, Inc.	1,882,642	303,613,675
Intercontinental Exchange, Inc.	594,809	160,217,752
Invesco, Ltd.	2,046,634	63,998,245
Legg Mason, Inc.	460,548	15,419,147
Moody’s Corp.	835,382	90,455,163
Morgan Stanley	7,349,943	235,639,173
Nasdaq, Inc.	569,992	38,497,260
Northern Trust Corp.	1,063,404	72,300,838
S&P Global, Inc.	1,318,118	166,821,014
State Street Corp. (c)	1,830,359	127,447,897
T Rowe Price Group, Inc.	1,240,984	82,525,436

		2,378,462,943

CONSUMER FINANCE — 5.7%
American Express Co.	3,874,280	248,108,891
Capital One Financial Corp.	2,526,698	181,492,717
Discover Financial Services	2,015,224	113,960,917
Navient Corp.	1,582,825	22,903,478
Synchrony Financial	3,955,430	110,752,040

		677,218,043

DIVERSIFIED FINANCIAL SERVICES — 11.7%
Berkshire Hathaway, Inc. Class B (b)	9,479,600	1,369,517,812
Leucadia National Corp.	1,619,405	30,833,471

		1,400,351,283

INSURANCE — 20.6%
Aflac, Inc.	2,044,954	146,970,844
Allstate Corp.	1,854,616	128,302,335
American International Group, Inc.	5,078,268	301,344,423
Aon PLC	1,326,087	149,171,527

Arthur J Gallagher & Co.	883,956	44,966,842
Assurant, Inc.	300,647	27,734,686
Chubb, Ltd.	2,322,086	291,770,106
Cincinnati Financial Corp.	747,801	56,399,151
Hartford Financial Services Group, Inc.	1,926,977	82,513,155
Lincoln National Corp.	1,162,295	54,604,619
Loews Corp.	1,380,251	56,797,329
Marsh & McLennan Cos., Inc.	2,587,434	174,004,936
MetLife, Inc.	5,486,426	243,761,907
Principal Financial Group, Inc.	1,335,383	68,785,578
Progressive Corp.	2,905,344	91,518,336
Prudential Financial, Inc.	2,181,902	178,152,298
Torchmark Corp.	556,129	35,531,082
Travelers Cos., Inc.	1,439,350	164,877,543
Unum Group	1,171,463	41,364,359
Willis Towers Watson PLC	647,930	86,025,666
XL Group, Ltd.	1,372,813	46,167,701

		2,470,764,423

TOTAL COMMON STOCKS (Cost $12,759,460,912)		11,954,401,676

EXCHANGE TRADED PRODUCTS —0.0% (d)
The Real Estate Select Sector SPDR Fund (e) (Cost $18,052)	540	17,696

SHORT-TERM INVESTMENTS — 0.1%
State Street Institutional Liquid Reserves Fund, Premier Class 0.40% (f) (g)	13,433,038	13,433,038
State Street Navigator Securities Lending Prime Portfolio (g) (h)	2,032,880	2,032,880

TOTAL SHORT-TERM INVESTMENTS (Cost $15,465,918)		15,465,918

TOTAL INVESTMENTS — 100.0%
(Cost $12,774,944,882)		11,969,885,290
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0% (d)		3,451,253

NET ASSETS — 100.0%		$11,973,336,543

(a)	All or a portion of the shares of the security are on loan at September 30, 2016.
(b)	Non-income producing security.
(c)	The Fund invested in an affiliated entity, State Street Corp. Amounts related to these transactions during the year ended September 30, 2016 are shown in the Affiliate Table below.
(d)	Amount is less than 0.05% of net assets.
(e)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended September 30, 2016 are shown in the Affiliate Table below.
(f)	The rate shown is the annualized seven-day yield at September 30, 2016.
(g)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended September 30, 2016 are shown in the Affiliate Table below.
(h)	Investment of cash collateral for securities loaned.

See accompanying notes to financial statements.

The Financial Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS (continued)

September 30, 2016

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of September 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Banks	$5,027,604,984	$—	$—	$5,027,604,984
Capital Markets	2,378,462,943	—	—	2,378,462,943
Consumer Finance	677,218,043	—	—	677,218,043
Diversified Financial Services	1,400,351,283	—	—	1,400,351,283
Insurance	2,470,764,423	—	—	2,470,764,423
Exchange Traded Products	17,696	—	—	17,696
Short-Term Investments	15,465,918	—	—	15,465,918

TOTAL INVESTMENTS	$11,969,885,290	$—	$—	$11,969,885,290

Affiliate Table

	Number of Shares Held at 9/30/15	Value At 9/30/15	Shares Purchased	Shares Sold	Shares Distributed in Special Dividend	Number of Shares Held at 9/30/16	Value at 9/30/16	Dividend Income	Realized Gain (Loss)
State Street Corp.	2,444,628	$164,303,448	2,195,105	2,809,374	—	1,830,359	$127,447,897	$3,115,213	$(13,895,889)
The Real Estate Select Sector SPDR Fund	—	—	92,087,713	—	92,087,173	540	17,696	263,437	(5,162,561)
State Street Institutional Liquid Reserves Fund, Premier Class	36,046,018	36,046,018	823,228,667	845,841,647	—	13,433,038	13,433,038	125,278	—
State Street Navigator Securities Lending Prime Portfolio	244,618,359	244,618,359	1,653,950,414	1,896,535,893	—	2,032,880	2,032,880	286,536	—

TOTAL		$444,967,825					$142,931,511	$3,790,464	$(19,058,450)

See accompanying notes to financial statements.

The Financial Services Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS

September 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.9%
BANKS — 42.0%
Bank of America Corp.	596,154	$9,329,810
BB&T Corp.	47,593	1,795,208
Citigroup, Inc.	169,830	8,021,071
Citizens Financial Group, Inc.	30,409	751,406
Comerica, Inc.	10,167	481,103
Fifth Third Bancorp	44,731	915,196
Huntington Bancshares, Inc.	63,349	624,621
JPMorgan Chase & Co.	211,204	14,064,074
KeyCorp	63,156	768,609
M&T Bank Corp.	9,164	1,063,940
People’s United Financial, Inc. (a)	18,143	287,022
PNC Financial Services Group, Inc.	28,752	2,590,268
Regions Financial Corp.	73,355	724,014
SunTrust Banks, Inc.	29,255	1,281,369
US Bancorp	94,021	4,032,561
Wells Fargo & Co.	265,441	11,753,728
Zions Bancorp	11,964	371,123

		58,855,123

CAPITAL MARKETS — 19.9%
Affiliated Managers Group, Inc. (b)	3,144	454,937
Ameriprise Financial, Inc.	9,467	944,523
Bank of New York Mellon Corp.	62,401	2,488,552
BlackRock, Inc.	7,149	2,591,227
Charles Schwab Corp.	70,248	2,217,729
CME Group, Inc.	19,778	2,067,197
E*TRADE Financial Corp. (b)	16,021	466,531
Franklin Resources, Inc.	20,678	735,516
Goldman Sachs Group, Inc.	22,042	3,554,713
Intercontinental Exchange, Inc.	6,949	1,871,783
Invesco, Ltd.	23,986	750,042
Legg Mason, Inc.	5,514	184,609
Moody’s Corp.	9,786	1,059,628
Morgan Stanley	86,270	2,765,816
Nasdaq, Inc.	6,676	450,897
Northern Trust Corp.	12,440	845,796
S&P Global, Inc.	15,412	1,950,543
State Street Corp. (c)	21,430	1,492,171
T Rowe Price Group, Inc.	14,507	964,715

		27,856,925

CONSUMER FINANCE — 5.7%
American Express Co.	45,359	2,904,790
Capital One Financial Corp.	29,588	2,125,306
Discover Financial Services	23,634	1,336,503
Navient Corp.	18,635	269,648
Synchrony Financial	46,309	1,296,652

		7,932,899

DIVERSIFIED FINANCIAL SERVICES — 11.7%
Berkshire Hathaway, Inc. Class B (b)	110,985	16,034,003
Leucadia National Corp.	19,009	361,931

		16,395,934

INSURANCE — 20.6%
Aflac, Inc.	23,941	1,720,640
Allstate Corp.	21,702	1,501,344
American International Group, Inc.	59,476	3,529,306

Aon PLC	15,491	1,742,583
Arthur J Gallagher & Co.	10,335	525,741
Assurant, Inc.	3,529	325,550
Chubb, Ltd.	27,133	3,409,261
Cincinnati Financial Corp.	8,718	657,512
Hartford Financial Services Group, Inc.	22,592	967,389
Lincoln National Corp.	13,647	641,136
Loews Corp.	16,050	660,458
Marsh & McLennan Cos., Inc.	30,272	2,035,792
MetLife, Inc.	64,121	2,848,896
Principal Financial Group, Inc.	15,627	804,947
Progressive Corp.	33,971	1,070,086
Prudential Financial, Inc.	25,551	2,086,239
Torchmark Corp.	6,511	415,988
Travelers Cos., Inc.	16,855	1,930,740
Unum Group	13,723	484,559
Willis Towers Watson PLC	7,649	1,015,558
XL Group, Ltd.	16,144	542,923

		28,916,648

TOTAL COMMON STOCKS (Cost $140,399,831)		139,957,529

SHORT-TERM INVESTMENTS — 0.1%
State Street Institutional Liquid Reserves Fund, Premier Class 0.40% (d) (e)	123,808	123,808
State Street Navigator Securities Lending Prime Portfolio (d) (f)	2,352	2,352

TOTAL SHORT-TERM INVESTMENTS (Cost $126,160)		126,160

TOTAL INVESTMENTS — 100.0%
(Cost $140,525,991)		140,083,689
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0% (g)		50,603

NET ASSETS — 100.0%		$140,134,292

(a)	All or a portion of the shares of the security are on loan at September 30, 2016.
(b)	Non-income producing security.
(c)	The Fund invested in an affiliated entity, State Street Corp. Amounts related to these transactions during the year ended September 30, 2016 are shown in the Affiliate Table below.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended September 30, 2016 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at September 30, 2016.
(f)	Investment of cash collateral for securities loaned.
(g)	Amount is less than 0.05% of net assets.

See accompanying notes to financial statements.

The Financial Services Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS (continued)

September 30, 2016

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of September 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Banks	$58,855,123	$—	$—	$58,855,123
Capital Markets	27,856,925	—	—	27,856,925
Consumer Finance	7,932,899	—	—	7,932,899
Diversified Financial Services	16,395,934	—	—	16,395,934
Insurance	28,916,648	—	—	28,916,648
Short-Term Investments	126,160	—	—	126,160

TOTAL INVESTMENTS	$140,083,689	$—	$—	$140,083,689

Affiliate Table

	Number of Shares Held at 9/30/15	Value At 9/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 9/30/16	Value at 9/30/16	Dividend Income	Realized Gain (Loss)
State Street Corp	—	$—	24,084	2,654	21,430	$1,492,171	$10,362	$(1,266)
State Street Institutional Liquid Reserves Fund, Premier Class	—	—	1,140,750	1,016,942	123,808	123,808	140	—
State Street Navigator Securities Lending Prime Portfolio	—	—	76,574,858	76,572,506	2,352	2,352	2,054	—

TOTAL		$—				$1,618,331	$12,556	$(1,266)

See accompanying notes to financial statements.

The Health Care Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS

September 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.9%
BIOTECHNOLOGY — 20.3%
AbbVie, Inc.	7,325,767	$462,036,125
Alexion Pharmaceuticals, Inc. (a)	1,008,747	123,611,857
Amgen, Inc.	3,366,424	561,553,187
Biogen, Inc. (a)	1,007,807	315,473,825
Celgene Corp. (a)	3,486,721	364,466,946
Gilead Sciences, Inc.	5,936,315	469,681,243
Regeneron Pharmaceuticals, Inc. (a)	339,477	136,476,544
Vertex Pharmaceuticals, Inc. (a)	1,114,645	97,208,190

		2,530,507,917

HEALTH CARE EQUIPMENT & SUPPLIES — 18.6%
Abbott Laboratories (b)	5,605,131	237,040,990
Baxter International, Inc.	2,234,728	106,373,053
Becton Dickinson and Co.	983,276	176,724,195
Boston Scientific Corp. (a)	6,179,042	147,061,200
C.R. Bard, Inc.	351,981	78,942,299
Cooper Cos., Inc.	216,988	38,897,269
Danaher Corp.	2,733,579	214,285,258
DENTSPLY SIRONA, Inc. (b)	1,048,150	62,291,554
Edwards Lifesciences Corp. (a)	957,626	115,451,391
Hologic, Inc. (a)	1,250,569	48,559,594
Intuitive Surgical, Inc. (a)	173,127	125,487,643
Medtronic PLC	6,245,559	539,616,298
St. Jude Medical, Inc.	1,316,954	105,040,251
Stryker Corp.	1,420,691	165,382,639
Varian Medical Systems, Inc. (a) (b)	420,044	41,806,979
Zimmer Biomet Holdings, Inc.	914,394	118,889,508

		2,321,850,121

HEALTH CARE PROVIDERS & SERVICES — 18.0%
Aetna, Inc.	1,620,797	187,121,014
AmerisourceBergen Corp.	844,332	68,205,139
Anthem, Inc.	1,215,321	152,291,875
Cardinal Health, Inc.	1,447,507	112,471,294
Centene Corp. (a)	767,994	51,424,878
Cigna Corp.	1,194,094	155,614,330
DaVita, Inc. (a)	744,569	49,193,674
Express Scripts Holding Co. (a)	2,984,650	210,507,365
HCA Holdings, Inc. (a)	1,328,561	100,479,068
Henry Schein, Inc. (a)	367,975	59,972,566
Humana, Inc.	720,504	127,449,953
Laboratory Corp. of America
Holdings (a)	460,228	63,272,145
McKesson Corp.	1,045,859	174,396,988
Patterson Cos., Inc. (b)	374,681	17,212,845
Quest Diagnostics, Inc.	648,610	54,891,864
UnitedHealth Group, Inc.	4,319,411	604,717,540
Universal Health Services, Inc. Class B	405,579	49,975,444

		2,239,197,982

HEALTH CARE TECHNOLOGY — 0.7%
Cerner Corp. (a)	1,352,005	83,486,309

LIFE SCIENCES TOOLS & SERVICES — 4.9%
Agilent Technologies, Inc.	1,464,300	68,953,887
Illumina, Inc. (a) (b)	659,433	119,792,599
Mettler-Toledo International, Inc. (a)	119,130	50,014,348
PerkinElmer, Inc.	492,595	27,639,505

Thermo Fisher Scientific, Inc.	1,773,525	282,096,887
Waters Corp. (a)	362,490	57,451,040

		605,948,266

PHARMACEUTICALS — 37.4%
Allergan PLC (a)	1,879,610	432,892,979
Bristol-Myers Squibb Co.	7,554,376	407,331,954
Eli Lilly & Co.	4,369,672	350,709,875
Endo International PLC (a)	894,841	18,031,046
Johnson & Johnson	12,306,967	1,453,822,012
Mallinckrodt PLC (a)	486,106	33,920,477
Merck & Co., Inc.	12,438,981	776,316,804
Mylan NV (a)	2,069,391	78,885,185
Perrigo Co. PLC	644,537	59,510,101
Pfizer, Inc.	27,285,577	924,162,493
Zoetis, Inc.	2,226,906	115,821,381

		4,651,404,307

TOTAL COMMON STOCKS (Cost $13,176,370,938)		12,432,394,902

SHORT-TERM INVESTMENTS — 0.1%
State Street Institutional Liquid Reserves Fund, Premier Class 0.40% (c) (d)	5,734,739	5,734,739
State Street Navigator Securities Lending Prime Portfolio (c) (e)	6,558,639	6,558,639

TOTAL SHORT-TERM INVESTMENTS (Cost $12,293,378)		12,293,378

TOTAL INVESTMENTS — 100.0% (Cost $13,188,664,316)		12,444,688,280
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0% (f)		2,524,460

NET ASSETS — 100.0%		$12,447,212,740

(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at September 30, 2016.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended September 30, 2016 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at September 30, 2016.
(e)	Investment of cash collateral for securities loaned.
(f)	Amount is less than 0.05% of net assets.

See accompanying notes to financial statements.

The Health Care Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS (continued)

September 30, 2016

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of September 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Biotechnology	$2,530,507,917	$—	$—	$2,530,507,917
Health Care Equipment & Supplies	2,321,850,121	—	—	2,321,850,121
Health Care Providers & Services	2,239,197,982	—	—	2,239,197,982
Health Care Technology	83,486,309	—	—	83,486,309
Life Sciences Tools & Services	605,948,266	—	—	605,948,266
Pharmaceuticals	4,651,404,307	—	—	4,651,404,307
Short-Term Investments	12,293,378	—	—	12,293,378

TOTAL INVESTMENTS	$12,444,688,280	$—	$—	$12,444,688,280

Affiliate Table

	Number of Shares Held at 9/30/15	Value At 9/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 9/30/16	Value at 9/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	9,211,316	$9,211,316	374,146,026	377,622,603	5,734,739	$5,734,739	$83,233	$—
State Street Navigator Securities Lending Prime Portfolio	128,006,341	128,006,341	1,911,440,849	2,032,888,551	6,558,639	6,558,639	178,098	—

TOTAL		$137,217,657				$12,293,378	$261,331	$—

See accompanying notes to financial statements.

The Industrial Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS

September 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.8%
AEROSPACE & DEFENSE — 21.8%
Boeing Co.	2,348,338	$309,370,048
General Dynamics Corp.	1,211,444	187,967,651
L-3 Communications Holdings, Inc.	299,670	45,169,259
Lockheed Martin Corp.	1,036,235	248,406,254
Northrop Grumman Corp.	748,428	160,126,171
Raytheon Co.	1,252,417	170,491,526
Rockwell Collins, Inc. (a)	651,337	54,933,763
Textron, Inc.	1,305,364	51,888,219
TransDigm Group, Inc. (b)	193,827	56,039,262
United Technologies Corp.	3,136,922	318,711,275

		1,603,103,428

AIR FREIGHT & LOGISTICS — 7.5%
C.H. Robinson Worldwide, Inc.	553,597	39,006,445
Expeditors International of Washington, Inc.	702,192	36,176,932
FedEx Corp.	1,015,439	177,376,884
United Parcel Service, Inc. Class B	2,730,497	298,607,152

		551,167,413

AIRLINES — 5.2%
Alaska Air Group, Inc.	477,433	31,443,737
American Airlines Group, Inc.	2,055,636	75,256,834
Delta Air Lines, Inc.	2,902,459	114,240,786
Southwest Airlines Co.	2,635,694	102,502,140
United Continental Holdings, Inc. (b)	1,133,182	59,458,060

		382,901,557

BUILDING PRODUCTS — 1.5%
Allegion PLC	372,033	25,636,794
Fortune Brands Home & Security, Inc.	597,094	34,691,161
Masco Corp.	1,421,945	48,786,933

		109,114,888

COMMERCIAL SERVICES & SUPPLIES — 3.3%
Cintas Corp.. (a)	399,825	45,020,295
Pitney Bowes, Inc. (a)	830,285	15,077,976
Republic Services, Inc.	903,933	45,603,420
Stericycle, Inc. (b)	329,896	26,437,865
Waste Management, Inc.	1,721,672	109,773,807

		241,913,363

CONSTRUCTION & ENGINEERING — 1.1%
Fluor Corp.	785,627	40,318,377
Jacobs Engineering Group, Inc.	468,140	24,212,201
Quanta Services, Inc.	586,107	16,405,135

		80,935,713

ELECTRICAL EQUIPMENT — 6.2%
Acuity Brands, Inc.	170,293	45,059,528
AMETEK, Inc.	901,505	43,073,909
Eaton Corp. PLC	2,156,119	141,678,579
Emerson Electric Co.	2,643,500	144,097,185
Rockwell Automation, Inc.	649,382	79,445,394

		453,354,595

INDUSTRIAL CONGLOMERATES — 22.1%
3M Co.	2,404,021	423,660,621
General Electric Co.	25,719,493	761,811,383

Honeywell International, Inc.	3,113,975	363,058,345
Roper Technologies, Inc. (a)	393,223	71,751,401

		1,620,281,750

MACHINERY — 16.3%
Caterpillar, Inc. (a)	2,417,206	214,575,377
Cummins, Inc.	1,107,907	141,978,282
Deere & Co. (a)	1,251,764	106,838,057
Dover Corp.	728,522	53,648,360
Flowserve Corp.	505,792	24,399,406
Fortive Corp.	1,310,080	66,683,072
Illinois Tool Works, Inc.	1,316,732	157,797,163
Ingersoll-Rand PLC	1,000,893	68,000,671
PACCAR, Inc.	1,581,845	92,980,849
Parker-Hannifin Corp.	655,027	82,225,539
Pentair PLC	644,646	41,412,059
Snap-on, Inc.	225,301	34,236,740
Stanley Black & Decker, Inc.	583,619	71,773,465
Xylem, Inc.	695,127	36,459,411

		1,193,008,451

PROFESSIONAL SERVICES — 3.4%
Dun & Bradstreet Corp.	140,871	19,245,796
Equifax, Inc.	630,056	84,792,936
Nielsen Holdings PLC	1,300,059	69,644,161
Robert Half International, Inc.	713,145	26,999,670
Verisk Analytics, Inc. (b)	609,937	49,575,679

		250,258,242

ROAD & RAIL — 9.5%
CSX Corp.	4,424,098	134,934,989
JB Hunt Transport Services, Inc.	341,622	27,719,209
Kansas City Southern	418,903	39,092,028
Norfolk Southern Corp.	1,336,563	129,726,805
Ryder System, Inc.	376,812	24,850,751
Union Pacific Corp.	3,514,617	342,780,596

		699,104,378

TRADING COMPANIES & DISTRIBUTORS — 1.9%
Fastenal Co.	1,120,980	46,834,544
United Rentals, Inc. (b)	333,937	26,210,715
W.W. Grainger, Inc. (a)	282,584	63,536,187

		136,581,446

TOTAL COMMON STOCKS (Cost $7,736,821,640)		7,321,725,224

SHORT-TERM INVESTMENT — 0.1%
State Street Institutional Liquid Reserves Fund, Premier Class 0.40% (c) (d) (Cost $6,148,750)	6,148,750	6,148,750

TOTAL INVESTMENTS — 99.9% (Cost $7,742,970,390)		7,327,873,974
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		7,329,807

NET ASSETS — 100.0%		$7,335,203,781

See accompanying notes to financial statements.

The Industrial Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS (continued)

September 30, 2016

(a)	All or a portion of the shares of the security are on loan at September 30, 2016.
(b)	Non-income producing security.
(c)	The rate shown is the annualized seven-day yield at September 30, 2016.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended September 30, 2016 are shown in the Affiliate Table below.

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of September 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Aerospace & Defense	$1,603,103,428	$—	$—	$1,603,103,428
Air Freight & Logistics	551,167,413	—	—	551,167,413
Airlines	382,901,557	—	—	382,901,557
Building Products	109,114,888	—	—	109,114,888
Commercial Services & Supplies	241,913,363	—	—	241,913,363
Construction & Engineering	80,935,713	—	—	80,935,713
Electrical Equipment	453,354,595	—	—	453,354,595
Industrial Conglomerates	1,620,281,750	—	—	1,620,281,750
Machinery	1,193,008,451	—	—	1,193,008,451
Professional Services	250,258,242	—	—	250,258,242
Road & Rail	699,104,378	—	—	699,104,378
Trading Companies & Distributors	136,581,446	—	—	136,581,446
Short-Term Investment	6,148,750	—	—	6,148,750

TOTAL INVESTMENTS	$7,327,873,974	$—	$—	$7,327,873,974

Affiliate Table

	Number of Shares Held at 9/30/15	Value At 9/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 9/30/16	Value at 9/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	5,404,030	$5,404,030	363,911,875	363,167,155	6,148,750	$6,148,750	$50,149	$—
State Street Navigator Securities Lending Prime Portfolio	124,731,157	124,731,157	2,225,320,545	2,350,051,702	—	—	936,622	—

TOTAL		$130,135,187				$6,148,750	$986,771	$—

See accompanying notes to financial statements.

The Materials Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS

September 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.9%
CHEMICALS — 70.9%
Air Products & Chemicals, Inc.	1,149,882	$172,873,260
Albemarle Corp.	612,466	52,359,718
CF Industries Holdings, Inc.	1,293,463	31,495,824
Dow Chemical Co.	5,983,252	310,111,951
E.I. du Pont de Nemours & Co.	4,642,501	310,908,292
Eastman Chemical Co.	804,200	54,428,256
Ecolab, Inc.	1,393,511	169,618,159
FMC Corp. (a)	737,946	35,672,309
International Flavors & Fragrances, Inc.	431,944	61,755,034
LyondellBasell Industries NV Class A	1,662,216	134,074,342
Monsanto Co.	2,323,474	237,459,043
Mosaic Co. (a)	1,913,872	46,813,309
PPG Industries, Inc.	1,283,933	132,707,315
Praxair, Inc.	1,514,555	183,003,681
Sherwin-Williams Co.	430,745	119,169,912

		2,052,450,405

CONSTRUCTION MATERIALS — 5.0%
Martin Marietta Materials, Inc.	344,048	61,622,437
Vulcan Materials Co.	718,075	81,666,670

		143,289,107

CONTAINERS & PACKAGING — 12.2%
Avery Dennison Corp.	488,801	38,023,830
Ball Corp. (a)	941,651	77,168,299
International Paper Co.	2,211,056	106,086,467
Owens-Illinois, Inc. (b)	932,319	17,145,346
Sealed Air Corp.	1,073,075	49,168,297
WestRock Co.	1,363,268	66,091,233

		353,683,472

METALS & MINING — 11.8%
Alcoa, Inc. (a)	7,119,081	72,187,481
Freeport-McMoRan, Inc.	6,610,499	71,790,019
Newmont Mining Corp.	2,851,265	112,026,202
Nucor Corp.	1,717,144	84,912,771

		340,916,473

TOTAL COMMON STOCKS (Cost $3,219,895,099)		2,890,339,457

SHORT-TERM INVESTMENT — 0.0% (c)
State Street Institutional Liquid Reserves Fund, Premier Class 0.40% (d) (e) (Cost $1,117,308)	1,117,308	1,117,308

TOTAL INVESTMENTS — 99.9%
(Cost $3,221,012,407)		2,891,456,765
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		3,433,142

NET ASSETS — 100.0%		$2,894,889,907

(a)	All or a portion of the shares of the security are on loan at September 30, 2016.
(b)	Non-income producing security.
(c)	Amount is less than 0.05% of net assets.
(d)	The rate shown is the annualized seven-day yield at September 30, 2016.
(e)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended September 30, 2016 are shown in the Affiliate Table below.

See accompanying notes to financial statements.

The Materials Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS (continued)

September 30, 2016

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of September 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Chemicals	$2,052,450,405	$—	$—	$2,052,450,405
Construction Materials	143,289,107	—	—	143,289,107
Containers & Packaging	353,683,472	—	—	353,683,472
Metals & Mining	340,916,473	—	—	340,916,473
Short-Term Investment	1,117,308	—	—	1,117,308

TOTAL INVESTMENTS	$2,891,456,765	$—	$—	$2,891,456,765

Affiliate Table

	Number of Shares Held at 9/30/15	Value At 9/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 9/30/16	Value at 9/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	277,516	$277,516	186,209,615	185,369,823	1,117,308	$1,117,308	$16,068	$—
State Street Navigator Securities Lending Prime Portfolio	154,703,245	154,703,245	1,109,201,949	1,263,905,194	—	—	272,577	—

TOTAL		$154,980,761				$1,117,308	$288,645	$—

See accompanying notes to financial statements.

The Real Estate Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS

September 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.6%
REAL ESTATE INVESTMENT TRUSTS (REITS) — 98.2%
American Tower Corp. REIT	2,365,481	$268,079,962
Apartment Investment & Management Co.
Class A REIT	871,994	40,033,245
AvalonBay Communities, Inc. REIT	763,368	135,757,365
Boston Properties, Inc. REIT	854,465	116,455,035
Crown Castle International Corp. REIT	1,876,592	176,793,732
Digital Realty Trust, Inc. REIT	816,506	79,299,063
Equinix, Inc. REIT	395,150	142,352,788
Equity Residential REIT	2,032,259	130,735,222
Essex Property Trust, Inc. REIT	364,114	81,088,188
Extra Space Storage, Inc. REIT	699,335	55,534,192
Federal Realty Investment Trust REIT	394,228	60,683,516
General Growth Properties, Inc. REIT	3,246,267	89,596,969
HCP, Inc. REIT	2,599,476	98,650,114
Host Hotels & Resorts, Inc. REIT (a)	4,127,764	64,269,286
Iron Mountain, Inc. REIT	1,361,063	51,080,694
Kimco Realty Corp. REIT	2,335,175	67,603,316
Macerich Co. REIT	670,737	54,242,501
Prologis, Inc. REIT	2,929,488	156,844,788
Public Storage REIT	829,071	184,998,903
Realty Income Corp. REIT	1,437,452	96,208,662
Simon Property Group, Inc. REIT	1,746,859	361,617,282
SL Green Realty Corp. REIT	557,694	60,286,721
UDR, Inc. REIT	1,484,665	53,433,093
Ventas, Inc. REIT	1,953,308	137,962,144
Vornado Realty Trust REIT	955,249	96,680,751
Welltower, Inc. REIT	1,989,818	148,778,692
Weyerhaeuser Co. REIT	4,162,494	132,950,058

		3,142,016,282

REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.4%
CBRE Group, Inc. Class A (b)	1,660,599	46,463,560

TOTAL COMMON STOCKS (Cost $3,225,506,700)		3,188,479,842

SHORT-TERM INVESTMENTS — 0.1%
State Street Institutional Liquid Reserves Fund, Premier Class 0.40% (c) (d)	2,733,411	2,733,411
State Street Navigator Securities Lending Prime Portfolio (d) (e)	55,520	55,520

TOTAL SHORT-TERM INVESTMENTS (Cost $2,788,931)		2,788,931

TOTAL INVESTMENTS — 99.7%
(Cost $3,228,295,631)		3,191,268,773
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%		9,365,315

NET ASSETS — 100.0%		$3,200,634,088

(a)	All or a portion of the shares of the security are on loan at September 30, 2016.
(b)	Non-income producing security.
(c)	The rate shown is the annualized seven-day yield at September 30, 2016.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended September 30, 2016 are shown in the Affiliate Table below.
(e)	Investment of cash collateral for securities loaned.

REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

The Real Estate Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS (continued)

September 30, 2016

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of September 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Real Estate Investment Trusts (REITs)	$3,142,016,282	$—	$—	$3,142,016,282
Real Estate Management & Development	46,463,560	—	—	46,463,560
Short-Term Investments	2,788,931	—	—	2,788,931

TOTAL INVESTMENTS	$3,191,268,773	$—	$—	$3,191,268,773

Affiliate Table

	Number of Shares Held at 9/30/15	Value At 9/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 9/30/16	Value at 9/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	—	$—	4,530,558	1,797,147	2,733,411	$2,733,411	$227	$—
State Street Navigator Securities Lending Prime Portfolio	—	—	120,825,258	120,769,738	55,520	55,520	3,335	—

TOTAL		$—				$2,788,931	$3,562	$—

See accompanying notes to financial statements.

The Technology Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS

September 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.8%
COMMUNICATIONS EQUIPMENT — 4.6%
Cisco Systems, Inc.	14,614,354	$463,567,309
F5 Networks, Inc. (a)	206,700	25,763,088
Harris Corp.	382,695	35,058,689
Juniper Networks, Inc.	1,192,289	28,686,473
Motorola Solutions, Inc.	510,047	38,906,385

		591,981,944

DIVERSIFIED TELECOMMUNICATION SERVICES — 10.2%
AT&T, Inc.	17,800,974	722,897,554
CenturyLink, Inc.	1,643,457	45,080,025
Frontier Communications Corp. (b)	3,757,640	15,631,782
Level 3 Communications, Inc. (a)	874,733	40,570,117
Verizon Communications, Inc.	9,757,772	507,208,989

		1,331,388,467

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.7%
Amphenol Corp. Class A	922,922	59,916,096
Corning, Inc.	3,085,607	72,974,606
FLIR Systems, Inc.	455,888	14,324,001
TE Connectivity, Ltd.	1,059,271	68,195,867

		215,410,570

INTERNET SOFTWARE & SERVICES — 19.0%
Akamai Technologies, Inc. (a)	541,004	28,667,802
Alphabet, Inc. Class A (a)	853,077	685,925,093
Alphabet, Inc. Class C (a)	855,015	664,594,609
eBay, Inc. (a)	3,111,492	102,368,087
Facebook, Inc. Class A (a)	6,721,104	862,116,010
VeriSign, Inc. (a) (b)	288,728	22,590,079
Yahoo!, Inc. (a)	2,579,922	111,194,638

		2,477,456,318

IT SERVICES — 16.0%
Accenture PLC Class A	1,816,653	221,940,497
Alliance Data Systems Corp. (a)	179,844	38,581,933
Automatic Data Processing, Inc.	1,339,625	118,154,925
Cognizant Technology Solutions Corp. Class A (a)	1,786,326	85,225,614
CSRA, Inc.	501,427	13,488,386
Fidelity National Information Services, Inc.	975,059	75,108,795
Fiserv, Inc. (a)	652,057	64,860,110
Global Payments, Inc.	470,788	36,137,687
International Business Machines Corp.	2,528,706	401,684,948
MasterCard, Inc. Class A	2,793,526	284,297,141
Paychex, Inc.	959,558	55,529,621
PayPal Holdings, Inc. (a)	3,295,995	135,036,915
Teradata Corp. (a)	444,875	13,791,125
Total System Services, Inc.	511,449	24,114,820
Visa, Inc. Class A (b)	5,481,314	453,304,668
Western Union Co. (b)	1,514,173	31,525,082
Xerox Corp.	2,633,162	26,673,931

		2,079,456,198

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 14.0%
Analog Devices, Inc.	922,116	59,430,376
Applied Materials, Inc.	3,200,983	96,509,638

Broadcom, Ltd.	1,155,645	199,371,875
First Solar, Inc. (a) (b)	258,647	10,213,970
Intel Corp.	13,740,573	518,706,631
KLA-Tencor Corp.	470,031	32,765,861
Lam Research Corp.	483,238	45,767,471
Linear Technology Corp.	730,655	43,320,535
Microchip Technology, Inc.	656,909	40,820,325
Micron Technology, Inc. (a)	3,136,230	55,762,169
NVIDIA Corp. (b)	1,586,004	108,672,994
Qorvo, Inc. (a)	401,691	22,390,256
QUALCOMM, Inc.	4,296,622	294,318,607
Skyworks Solutions, Inc. (b)	570,286	43,421,576
Texas Instruments, Inc.	2,930,870	205,688,457
Xilinx, Inc.	773,249	42,018,351

		1,819,179,092

SOFTWARE — 18.4%
Activision Blizzard, Inc.	2,028,955	89,882,707
Adobe Systems, Inc. (a)	1,460,106	158,479,905
Autodesk, Inc. (a)	594,594	43,006,984
CA, Inc.	965,387	31,935,002
Citrix Systems, Inc. (a)	471,102	40,147,312
Electronic Arts, Inc. (a)	897,451	76,642,315
Intuit, Inc.	724,635	79,717,096
Microsoft Corp.	22,549,861	1,298,871,994
Oracle Corp.	8,753,405	343,833,748
Red Hat, Inc. (a)	549,508	44,416,732
salesforce.com, Inc. (a)	1,884,954	134,453,769
Symantec Corp.	1,858,906	46,658,541

		2,388,046,105

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 15.9%
Apple, Inc.	15,594,349	1,762,941,154
Hewlett Packard Enterprise Co.	4,913,766	111,788,177
HP, Inc.	5,101,671	79,228,951
NetApp, Inc.	877,062	31,416,361
Seagate Technology PLC (b)	940,235	36,246,059
Western Digital Corp.	861,207	50,354,773

		2,071,975,475

TOTAL COMMON STOCKS (Cost $12,370,857,713)		12,974,894,169

SHORT-TERM INVESTMENTS — 0.4%
State Street Institutional Liquid Reserves Fund, Premier Class 0.40% (c) (d)	27,822,383	27,822,383
State Street Navigator Securities Lending Prime Portfolio (d) (e)	29,868,275	29,868,275

TOTAL SHORT-TERM INVESTMENTS (Cost $57,690,658)		57,690,658

TOTAL INVESTMENTS — 100.2%
(Cost $12,428,548,371)		13,032,584,827
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(28,755,931)

NET ASSETS — 100.0%		$13,003,828,896

See accompanying notes to financial statements.

The Technology Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS (continued)

September 30, 2016

(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at September 30, 2016.
(c)	The rate shown is the annualized seven-day yield at September 30, 2016.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended September 30, 2016 are shown in the Affiliate Table below.
(e)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of September 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Communications Equipment	$591,981,944	$—	$—	$591,981,944
Diversified Telecommunication Services	1,331,388,467	—	—	1,331,388,467
Electronic Equipment, Instruments & Components	215,410,570	—	—	215,410,570
Internet Software & Services	2,477,456,318	—	—	2,477,456,318
IT Services	2,079,456,198	—	—	2,079,456,198
Semiconductors & Semiconductor Equipment	1,819,179,092	—	—	1,819,179,092
Software	2,388,046,105	—	—	2,388,046,105
Technology Hardware, Storage & Peripherals	2,071,975,475	—	—	2,071,975,475
Short-Term Investments	57,690,658	—	—	57,690,658

TOTAL INVESTMENTS	$13,032,584,827	$—	$—	$13,032,584,827

Affiliate Table

	Number of Shares Held at 9/30/15	Value At 9/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 9/30/16	Value at 9/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	23,761,405	$23,761,405	694,432,917	690,371,939	27,822,383	$27,822,383	$111,918	$—
State Street Navigator Securities Lending Prime Portfolio	414,956,922	414,956,922	1,190,328,378	1,575,417,025	29,868,275	29,868,275	678,735	—

TOTAL		$438,718,327				$57,690,658	$790,653	$—

See accompanying notes to financial statements.

The Utilities Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS

September 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.6%
ELECTRIC UTILITIES — 62.0%
Alliant Energy Corp.	2,738,416	$104,908,717
American Electric Power Co., Inc.	5,950,044	382,052,325
Duke Energy Corp. (a)	7,655,018	612,707,641
Edison International	3,942,112	284,817,592
Entergy Corp.	2,156,018	165,431,261
Eversource Energy	3,821,051	207,024,543
Exelon Corp.	11,116,582	370,071,015
FirstEnergy Corp.	5,121,827	169,430,037
NextEra Energy, Inc.	5,624,960	688,045,107
PG&E Corp.	6,035,777	369,208,479
Pinnacle West Capital Corp.	1,370,388	104,135,784
PPL Corp.	8,198,779	283,431,790
Southern Co.	11,779,555	604,291,172
Xcel Energy, Inc.	6,171,627	253,900,735

		4,599,456,198

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 1.9%
AES Corp.	7,986,364	102,624,777
NRG Energy, Inc.	3,797,795	42,573,282

		145,198,059

MULTI-UTILITIES — 33.5%
Ameren Corp.	2,947,212	144,943,886
CenterPoint Energy, Inc.	5,261,687	122,228,989
CMS Energy Corp.	3,435,047	144,306,324
Consolidated Edison, Inc.	3,692,313	278,031,169
Dominion Resources, Inc. (a)	7,535,552	559,665,447
DTE Energy Co.	2,184,353	204,608,346
NiSource, Inc.	3,941,806	95,036,943
Public Service Enterprise Group, Inc.	6,094,307	255,168,634
SCANA Corp. (a)	1,721,610	124,592,916
Sempra Energy	3,022,132	323,942,329
WEC Energy Group, Inc.	3,801,940	227,660,167

		2,480,185,150

WATER UTILITIES — 2.2%
American Water Works Co., Inc.	2,142,947	160,378,154

TOTAL COMMON STOCKS (Cost $7,876,765,764)		7,385,217,561

SHORT-TERM INVESTMENT — 0.2%
State Street Institutional Liquid Reserves Fund, Premier Class 0.40% (b) (c) (Cost $13,352,521)	13,352,521	13,352,521

TOTAL INVESTMENTS — 99.8%
(Cost $7,890,118,285)		7,398,570,082
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		13,157,411

NET ASSETS — 100.0%		$7,411,727,493

(a)	All or a portion of the shares of the security are on loan at September 30, 2016.
(b)	The rate shown is the annualized seven-day yield at September 30, 2016.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended September 30, 2016 are shown in the Affiliate Table below.

See accompanying notes to financial statements.

The Utilities Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS (continued)

September 30, 2016

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of September 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Electric Utilities	$4,599,456,198	$—	$—	$4,599,456,198
Independent Power Producers & Energy Traders	145,198,059	—	—	145,198,059
Multi-Utilities	2,480,185,150	—	—	2,480,185,150
Water Utilities	160,378,154	—	—	160,378,154
Short-Term Investment	13,352,521	—	—	13,352,521

TOTAL INVESTMENTS	$7,398,570,082	$—	$—	$7,398,570,082

Affiliate Table

	Number of Shares Held at 9/30/15	Value At 9/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 9/30/16	Value at 9/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	11,607,167	$11,607,167	604,567,292	602,821,938	13,352,521	$13,352,521	$84,346	$—
State Street Navigator Securities Lending Prime Portfolio	121,367,515	121,367,515	2,516,197,277	2,637,564,792	—	—	209,438	—

TOTAL		$132,974,682				$13,352,521	$293,784	$—

See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2016

	The Consumer Discretionary Select Sector SPDR Fund	The Consumer Staples Select Sector SPDR Fund	The Energy Select Sector SPDR Fund
ASSETS
Investments in unaffiliated issuers, at value * (Note 2)	$9,498,300,295	$8,864,809,890	$14,884,360,786
Investments in affiliated issuers, at value (Notes 2 and 3)	79,282,256	183,120,524	115,635,002

Total Investments	9,577,582,551	9,047,930,414	14,999,995,788
Cash	694,066	3,513	881,884
Receivable for investments sold	—	—	19,668,222
Receivable for income related to Select Sector SPDR shares in-kind transactions	—	58,576	260,567
Dividends receivable — unaffiliated issuers (Note 2)	6,641,980	27,333,815	13,508,569
Dividends receivable — affiliated issuers (Notes 2 and 3)	7,856	10,248	14,830
Securities lending income receivable — affiliated issuers (Note 3)	77,964	11,741	45,806
Receivable from Adviser (Note 3)	—	—	—
Prepaid expenses and other assets	31,157	26,139	36,576

TOTAL ASSETS	9,585,035,574	9,075,374,446	15,034,412,242

LIABILITIES
Payable upon return of securities loaned	50,785,017	180,000,000	110,721,515
Payable for investments purchased	—	—	—
Payable for income related to Select Sector SPDR shares in-kind transactions	1,556	—	—
Advisory fee payable (Note 3)	277,950	261,264	424,251
Distribution fees payable (Note 4)	449,984	427,409	672,541
Unitary fees payable (administrator, custodian and transfer agent fees) (Note 3)	79,496	100,546	173,450
License fee payable (Note 4)	1,148,061	1,121,193	1,728,341
Registration and filing fees payable	34,603	38,495	62,873
Professional fees payable	46,453	47,862	54,012
Printing and postage fees payable	238,305	170,037	260,015
Accrued expenses and other liabilities	45,485	49,351	63,764

TOTAL LIABILITIES	53,106,910	182,216,157	114,160,762

NET ASSETS	$9,531,928,664	$8,893,158,289	$14,920,251,480

NET ASSETS CONSIST OF:
Paid-in Capital (Note 7)	$10,391,426,865	$9,249,766,800	$20,448,920,926
Undistributed (distribution in excess of) net investment income (loss)	2,616,921	6,088,305	—
Accumulated net realized gain (loss) on investments	(389,422,556)	(152,610,735)	(2,179,089,037)
Net unrealized appreciation (depreciation) on:
Investments	(472,692,566)	(210,086,081)	(3,349,580,409)

NET ASSETS	$9,531,928,664	$8,893,158,289	$14,920,251,480

NET ASSET VALUE PER SHARE
Net asset value per share	$80.03	$53.21	$70.62

Shares outstanding (unlimited amount authorized, $0.01 par value)	119,103,252	167,121,809	211,274,200

COST OF INVESTMENTS:
Investments in unaffiliated issuers	$9,970,992,861	$9,074,895,971	$18,233,941,195
Investments in affiliated issuers	79,282,256	183,120,524	115,635,002

Total cost of investments	$10,050,275,117	$9,258,016,495	$18,349,576,197

* Includes investments in securities on loan, at value	$310,376,211	$199,421,092	$265,564,926

See accompanying notes to financial statements.

The Financial Select Sector SPDR Fund	The Financial Services Select Sector SPDR Fund	The Health Care Select Sector SPDR Fund	The Industrial Select Sector SPDR Fund	The Materials Select Sector SPDR Fund	The Real Estate Select Sector SPDR Fund	The Technology Select Sector SPDR Fund

$11,826,953,779	$138,465,358	$12,432,394,902	$7,321,725,224	$2,890,339,457	$3,188,479,842	$12,974,894,169
142,931,511	1,618,331	12,293,378	6,148,750	1,117,308	2,788,931	57,690,658

11,969,885,290	140,083,689	12,444,688,280	7,327,873,974	2,891,456,765	3,191,268,773	13,032,584,827
1,076,742	—	—	44,626	—	4,034,636	969,701
—	—	—	—	47,249,155	—	—
—	—	—	10,087	5,138	24,744	153,028
7,945,103	80,698	12,110,423	8,894,656	4,808,929	11,649,915	3,043,800
725,158	8,198	8,998	5,807	2,070	125	18,131
1,867	177	3,924	21,400	3,210	865	24,550
—	7,541	—	—	—	123,334	—
49,898	30	37,458	18,955	6,577	23	37,084

11,979,684,058	140,180,333	12,456,849,083	7,336,869,505	2,943,531,844	3,207,102,415	13,036,831,121

2,032,880	2,352	6,558,639	—	—	55,520	29,868,275
490,889	—	—	—	47,987,504	6,133,301	—
156,832	—	40,934	—	—	—	—
416,508	3,420	369,700	217,360	79,784	64,990	379,871
681,793	4,227	593,129	341,322	126,746	73,644	598,400
170,875	868	129,490	38,351	23,911	25,501	148,282
1,730,676	7,057	1,489,096	869,935	331,486	87,137	1,492,876
117,878	—	55,279	12,449	—	—	90,283
56,907	26,030	51,091	40,491	33,380	26,039	51,943
405,438	264	290,352	110,915	41,135	358	300,454
86,839	1,823	58,633	34,901	17,991	1,837	71,841

6,347,515	46,041	9,636,343	1,665,724	48,641,937	6,468,327	33,002,225

$11,973,336,543	$140,134,292	$12,447,212,740	$7,335,203,781	$2,894,889,907	$3,200,634,088	$13,003,828,896

$13,577,910,261	$140,728,673	$13,297,328,572	$8,113,391,526	$4,097,580,194	$3,226,485,274	$13,191,674,795
—	—	—	—	4,971,420	12,801,376	—
(799,514,126)	(152,079)	(106,139,796)	(363,091,329)	(878,106,065)	(1,625,704)	(791,882,355)

(805,059,592)	(442,302)	(743,976,036)	(415,096,416)	(329,555,642)	(37,026,858)	604,036,456

$11,973,336,543	$140,134,292	$12,447,212,740	$7,335,203,781	$2,894,889,907	$3,200,634,088	$13,003,828,896

$19.31	$30.46	$72.09	$58.39	$47.75	$32.74	$47.78

620,195,427	4,600,000	172,665,324	125,626,000	60,623,725	97,750,000	272,155,897

$12,621,961,980	$138,927,115	$13,176,370,938	$7,736,821,640	$3,219,895,099	$3,225,506,700	$12,370,857,713
152,982,902	1,598,876	12,293,378	6,148,750	1,117,308	2,788,931	57,690,658

$12,774,944,882	$140,525,991	$13,188,664,316	$7,742,970,390	$3,221,012,407	$3,228,295,631	$12,428,548,371

$11,989,356	$210,612	$70,865,776	$274,174,253	$46,979,695	$54,028	$217,637,719

THE SELECT SECTOR SPDR TRUST

STATEMENTS OF ASSETS AND LIABILITIES (continued)

September 30, 2016

The Utilities Select Sector SPDR Fund
ASSETS
Investments in unaffiliated issuers, at value * (Note 2)	$7,385,217,561
Investments in affiliated issuers, at value (Notes 2 and 3)	13,352,521

Total Investments	7,398,570,082
Dividends receivable — unaffiliated issuers (Note 2)	15,575,153
Dividends receivable — affiliated issuers (Notes 2 and 3)	10,188
Securities lending income receivable — affiliated issuers (Note 3)	6,250
Prepaid expenses and other assets	20,965

TOTAL ASSETS	7,414,182,638

LIABILITIES
Payable for income related to Select Sector SPDR shares in-kind transactions	484,992
Advisory fee payable (Note 3)	225,394
Distribution fees payable (Note 4)	369,107
Unitary fees payable (administrator, custodian and transfer agent fees) (Note 3)	87,067
License fee payable (Note 4)	989,866
Registration and filing fees payable	36,275
Professional fees payable	44,565
Printing and postage fees payable	174,513
Accrued expenses and other liabilities	43,366

TOTAL LIABILITIES	2,455,145

NET ASSETS	$7,411,727,493

NET ASSETS CONSIST OF:
Paid-in Capital (Note 7)	$8,336,722,715
Undistributed (distribution in excess of) net investment income (loss)	18,391,141
Accumulated net realized gain (loss) on investments	(451,838,160)
Net unrealized appreciation (depreciation) on:
Investments	(491,548,203)

NET ASSETS	$7,411,727,493

NET ASSET VALUE PER SHARE
Net asset value per share	$49.00

Shares outstanding (unlimited amount authorized, $0.01 par value)	151,274,160

COST OF INVESTMENTS:
Investments in unaffiliated issuers	$7,876,765,764
Investments in affiliated issuers	13,352,521

Total cost of investments	$7,890,118,285

* Includes investments in securities on loan, at value	$37,782,825

See accompanying notes to financial statements.

[This Page Intentionally Left Blank]

THE SELECT SECTOR SPDR TRUST

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2016

	The Consumer Discretionary Select Sector SPDR Fund	The Consumer Staples Select Sector SPDR Fund	The Energy Select Sector SPDR Fund
INVESTMENT INCOME
Interest income (Note 3)	$1,232	$1,209	$1,215
Dividend income — unaffiliated issuers (Note 2)	176,751,127	237,847,110	374,150,139
Dividend income — affiliated issuers (Notes 2 and 3)	91,484	83,500	111,789
Affiliated securities lending income — net (Notes 3 and 9)	1,419,208	205,918	4,096,701
Foreign taxes withheld	—	—	—

TOTAL INVESTMENT INCOME (LOSS)	178,263,051	238,137,737	378,359,844

EXPENSES
Advisory fee (Note 3)	3,748,051	3,242,980	4,641,890
Distribution fees (Note 4)	4,225,211	3,532,336	4,727,025
Unitary fees (Administrator, custodian and transfer agent fees) (Note 3)	1,474,604	1,278,068	1,840,240
Trustees’ fees and expenses (Note 5)	115,053	91,623	130,817
License fee (Note 4)	4,544,483	4,139,353	5,930,918
Professional fees	92,072	86,398	97,515
Printing and postage fees	731,818	571,183	948,266
Insurance expense	40,917	38,984	51,512
Registration expense	15,000	15,000	15,000
Miscellaneous expenses	38,873	33,650	48,226

TOTAL EXPENSES	15,026,082	13,029,575	18,431,409

Fees waived and expenses reimbursed (Note 3)	—	—	—

NET EXPENSES	15,026,082	13,029,575	18,431,409

NET INVESTMENT INCOME (LOSS)	163,236,969	225,108,162	359,928,435

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	778,624,881	844,684,922	168,005,590
Investments — affiliated issuers (Note 3)	—	—	—

Net realized gain (loss)	778,624,881	844,684,922	168,005,590

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	(86,695,866)	197,306,804	1,865,723,939
Investments — affiliated issuers (Note 3)	—	—	—

Net change in unrealized appreciation/depreciation	(86,695,866)	197,306,804	1,865,723,939

NET REALIZED AND UNREALIZED GAIN (LOSS)	691,929,015	1,041,991,726	2,033,729,529

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$855,165,984	$1,267,099,888	$2,393,657,964

*	For the period October 7, 2015 through September 30, 2016.

See accompanying notes to financial statements.

The Financial Select Sector SPDR Fund	The Financial Services Select Sector SPDR Fund*	The Health Care Select Sector SPDR Fund	The Industrial Select Sector SPDR Fund	The Materials Select Sector SPDR Fund	The Real Estate Select Sector SPDR Fund*	The Technology Select Sector SPDR Fund

$1,231	$—	$1,211	$1,218	$1,296	$—	$1,359
330,134,158	409,599	215,488,117	152,408,700	53,230,864	13,815,930	259,861,657
3,503,928	10,502	83,233	50,149	16,068	227	111,918
316,396	2,117	399,978	1,156,896	288,452	3,328	725,685
(286)	—	—	—	—	—	—

333,955,427	422,218	215,972,539	153,616,963	53,536,680	13,819,485	260,700,619

5,924,077	8,240	4,599,876	2,393,459	846,053	71,502	4,541,810
5,916,953	9,209	4,824,194	2,491,071	760,789	80,164	4,272,676
2,353,906	3,871	1,821,089	932,670	314,164	29,152	1,795,984
191,114	228	142,402	73,026	24,702	223	136,912
7,262,866	10,334	5,385,243	3,089,570	1,076,954	89,331	5,750,369
99,682	31,383	101,827	64,910	55,573	31,385	85,605
1,368,736	13,313	868,395	376,486	218,383	11,891	864,182
73,700	10	56,586	29,641	8,993	8	50,208
25,000	13,664	15,000	15,000	7,500	13,664	20,000
63,889	1,824	49,441	28,500	13,204	1,837	48,030

23,279,923	92,076	17,864,053	9,494,333	3,326,315	329,157	17,565,776

—	(59,844)	—	—	—	(183,302)	—

23,279,923	32,232	17,864,053	9,494,333	3,326,315	145,855	17,565,776

310,675,504	389,986	198,108,486	144,122,630	50,210,365	13,673,630	243,134,843

10,885,501	(16,805)	615,252,153	335,262,622	(10,077,856)	29,442,450	1,381,925,817
(19,058,450)	(1,266)	—	—	—	—	—

(8,172,949)	(18,071)	615,252,153	335,262,622	(10,077,856)	29,442,450	1,381,925,817

445,523,696	(461,757)	356,573,643	669,715,625	388,281,687	(37,026,858)	734,647,238
9,638,297	19,455	—	—	—	—	—

455,161,993	(442,302)	356,573,643	669,715,625	388,281,687	(37,026,858)	734,647,238

446,989,044	(460,373)	971,825,796	1,004,978,247	378,203,831	(7,584,408)	2,116,573,055

$757,664,548	$(70,387)	$1,169,934,282	$1,149,100,877	$428,414,196	$6,089,222	$2,359,707,898

THE SELECT SECTOR SPDR TRUST

STATEMENTS OF OPERATIONS (continued)

For the Year Ended September 30, 2016

The Utilities Select Sector SPDR Fund
INVESTMENT INCOME
Interest income (Note 3)	$1,209
Dividend income — unaffiliated issuers (Note 2)	262,782,874
Dividend income — affiliated issuers (Notes 2 and 3)	84,346
Affiliated securities lending income — net (Notes 3 and 9)	302,002

TOTAL INVESTMENT INCOME (LOSS)	263,170,431

EXPENSES
Advisory fee (Note 3)	2,657,187
Distribution fees (Note 4)	2,837,004
Unitary fees (Administrator, custodian and transfer agent fees) (Note 3)	1,045,182
Trustees’ fees and expenses (Note 5)	72,605
License fee (Note 4)	3,404,547
Professional fees	80,972
Printing and postage fees	533,150
Insurance expense	27,986
Registration expense	15,000
Miscellaneous expenses	27,916

TOTAL EXPENSES	10,701,549

NET EXPENSES	10,701,549

NET INVESTMENT INCOME (LOSS)	252,468,882

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	672,567,751

Net realized gain (loss)	672,567,751

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	223,164,412

Net change in unrealized appreciation/depreciation	223,164,412

NET REALIZED AND UNREALIZED GAIN (LOSS)	895,732,163

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$1,148,201,045

See accompanying notes to financial statements.

[This Page Intentionally Left Blank]

THE SELECT SECTOR SPDR TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	The Consumer Discretionary Select Sector SPDR Fund		The Consumer Staples Select Sector SPDR Fund
	Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/16	Year Ended 9/30/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$163,236,969	$133,452,204	$225,108,162	$225,901,785
Net realized gain (loss)	778,624,881	895,793,099	844,684,922	834,802,567
Net change in unrealized appreciation/depreciation	(86,695,866)	(263,317,474)	197,306,804	(366,933,511)

Net increase (decrease) in net assets resulting from operations	855,165,984	765,927,829	1,267,099,888	693,770,841

Net equalization credits and charges (Note 2)	(3,298,979)	6,495,981	214,792	(5,805,786)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(161,248,260)	(141,863,192)	(225,446,392)	(219,475,250)
Return of capital	—	—	—	—

Total distributions to shareholders	(161,248,260)	(141,863,192)	(225,446,392)	(219,475,250)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	11,775,030,216	16,252,466,150	18,416,440,415	12,877,492,898
Cost of shares redeemed	(13,054,660,788)	(13,471,666,946)	(17,870,809,454)	(13,669,114,503)
Net income equalization (Note 2)	3,298,979	(6,495,981)	(214,792)	5,805,786

Net increase (decrease) in net assets from beneficial interest transactions	(1,276,331,593)	2,774,303,223	545,416,169	(785,815,819)

Contribution by Affiliate (Note 3)	—	—	—	—

Net increase (decrease) in net assets during the period	(585,712,848)	3,404,863,841	1,587,284,457	(317,326,014)
Net assets at beginning of period	10,117,641,512	6,712,777,671	7,305,873,832	7,623,199,846

NET ASSETS AT END OF PERIOD	$9,531,928,664	$10,117,641,512	$8,893,158,289	$7,305,873,832

Undistributed (distribution in excess of) net investment income (loss)	$2,616,921	$—	$6,088,305	$6,426,535

SHARES OF BENEFICIAL INTEREST:
Shares sold	151,550,000	221,600,000	353,950,000	268,950,000
Shares redeemed	(168,700,000)	(186,000,000)	(341,550,000)	(283,250,000)

Net increase (decrease)	(17,150,000)	35,600,000	12,400,000	(14,300,000)

*	Inception date.

See accompanying notes to financial statements.

The Energy Select Sector SPDR Fund		The Financial Select Sector SPDR Fund		The Financial Services Select Sector SPDR Fund
Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/16	Year Ended 9/30/15	For the Period 10/7/15* - 9/30/16

$359,928,435	$316,847,328	$310,675,504	$323,675,805	$389,986
168,005,590	134,461,010	(8,172,949)	1,864,265,782	(18,071)
1,865,723,939	(4,428,352,527)	455,161,993	(2,410,603,205)	(442,302)

2,393,657,964	(3,977,044,189)	757,664,548	(222,661,618)	(70,387)

8,267,811	13,542,096	(4,842,492)	5,110,821	384,840

(374,828,781)	(325,192,963)	(1,281,124,512)	(347,890,956)	(712,231)
—	—	(1,725,398,884)	—	—

(374,828,781)	(325,192,963)	(3,006,523,396)	(347,890,956)	(712,231)

22,765,773,039	30,961,519,729	28,059,444,023	24,655,217,890	157,305,892
(20,967,871,440)	(25,394,747,053)	(30,638,168,071)	(25,889,225,388)	(16,388,982)
(8,267,811)	(13,542,096)	4,842,492	(5,110,821)	(384,840)

1,789,633,788	5,553,230,580	(2,573,881,556)	(1,239,118,319)	140,532,070

—	—	—	461,741	—

3,816,730,782	1,264,535,524	(4,827,582,896)	(1,804,098,331)	140,134,292
11,103,520,698	9,838,985,174	16,800,919,439	18,605,017,770	—

$14,920,251,480	$11,103,520,698	$11,973,336,543	$16,800,919,439	$140,134,292

$—	$—	$—	$—	$—

356,550,000	402,100,000	1,224,600,000	1,021,050,000	5,150,000
(326,600,000)	(329,400,000)	(1,345,950,000)	(1,082,600,000)	(550,000)

29,950,000	72,700,000	(121,350,000)	(61,550,000)	4,600,000

THE SELECT SECTOR SPDR TRUST

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	The Health Care Select Sector SPDR Fund		The Industrial Select Sector SPDR Fund

	Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/16	Year Ended 9/30/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$198,108,486	$194,598,061	$144,122,630	$155,646,919
Net realized gain (loss)	615,252,153	2,167,416,959	335,262,622	654,350,205
Net change in unrealized appreciation/depreciation	356,573,643	(2,076,932,038)	669,715,625	(1,004,401,378)

Net increase (decrease) in net assets resulting from operations	1,169,934,282	285,082,982	1,149,100,877	(194,404,254)

Net equalization credits and charges (Note 2)	(2,572,781)	3,545,990	(1,245,204)	(2,163,426)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(198,596,804)	(192,095,009)	(148,000,415)	(163,721,601)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	23,962,098,812	21,603,030,737	18,884,393,512	16,779,426,941
Cost of shares redeemed	(25,359,123,909)	(19,985,020,339)	(18,807,598,740)	(18,739,609,157)
Net income equalization (Note 2)	2,572,781	(3,545,990)	1,245,204	2,163,426

Net increase (decrease) in net assets from beneficial interest transactions	(1,394,452,316)	1,614,464,408	78,039,976	(1,958,018,790)

Net increase (decrease) in net assets during the period	(425,687,619)	1,710,998,371	1,077,895,234	(2,318,308,071)
Net assets at beginning of period	12,872,900,359	11,161,901,988	6,257,308,547	8,575,616,618

NET ASSETS AT END OF PERIOD	$12,447,212,740	$12,872,900,359	$7,335,203,781	$6,257,308,547

Undistributed (distribution in excess of) net investment income (loss)	$—	$2,503,052	$—	$—

SHARES OF BENEFICIAL INTEREST:
Shares sold	340,850,000	305,050,000	345,750,000	308,500,000
Shares redeemed	(362,350,000)	(285,550,000)	(345,500,000)	(344,500,000)

Net increase (decrease)	(21,500,000)	19,500,000	250,000	(36,000,000)

*	Inception date.

See accompanying notes to financial statements.

The Materials Select Sector SPDR Fund		The Real Estate Select Sector SPDR Fund	The Technology Select Sector SPDR Fund
Year Ended 9/30/16	Year Ended 9/30/15	For the Period 10/7/15* - 9/30/16	Year Ended 9/30/16	Year Ended 9/30/15

$50,210,365	$57,052,705	$13,673,630	$243,134,843	$231,853,076
(10,077,856)	229,770,411	29,442,450	1,381,925,817	1,594,411,356
388,281,687	(829,151,283)	(37,026,858)	734,647,238	(1,801,942,239)

428,414,196	(542,328,167)	6,089,222	2,359,707,898	24,322,193

1,132,532	(6,448,819)	1,486,118	2,025,905	(2,315,017)

(50,640,827)	(53,406,362)	(872,254)	(248,787,555)	(237,080,009)

5,747,584,171	5,508,069,163	3,887,678,447	11,612,124,130	7,757,919,825
(5,172,588,353)	(8,152,448,898)	(692,261,327)	(12,101,499,338)	(10,017,218,826)
(1,132,532)	6,448,819	(1,486,118)	(2,025,905)	2,315,017

573,863,286	(2,637,930,916)	3,193,931,002	(491,401,113)	(2,256,983,984)

952,769,187	(3,240,114,264)	3,200,634,088	1,621,545,135	(2,472,056,817)
1,942,120,720	5,182,234,984	—	11,382,283,761	13,854,340,578

$2,894,889,907	$1,942,120,720	$3,200,634,088	$13,003,828,896	$11,382,283,761

$4,971,420	$5,401,882	$12,801,376	$—	$—

128,500,000	116,500,000	116,650,000	263,100,000	187,000,000
(116,500,000)	(172,400,000)	(18,900,000)	(278,700,000)	(246,600,000)

12,000,000	(55,900,000)	97,750,000	(15,600,000)	(59,600,000)

THE SELECT SECTOR SPDR TRUST

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	The Utilities Select Sector SPDR Fund
	Year Ended 9/30/16	Year Ended 9/30/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$252,468,882	$233,216,668
Net realized gain (loss)	672,567,751	313,298,759
Net change in unrealized appreciation/depreciation	223,164,412	(293,521,382)

Net increase (decrease) in net assets resulting from operations	1,148,201,045	252,994,045

Net equalization credits and charges (Note 2)	(5,436,809)	(5,864,623)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(250,044,341)	(227,496,268)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	16,315,281,290	16,306,827,009
Cost of shares redeemed	(16,441,399,089)	(15,160,909,091)
Net income equalization (Note 2)	5,436,809	5,864,623

Net increase (decrease) in net assets from beneficial interest transactions	(120,680,990)	1,151,782,541

Net increase (decrease) in net assets during the period	772,038,905	1,171,415,695
Net assets at beginning of period	6,639,688,588	5,468,272,893

NET ASSETS AT END OF PERIOD	$7,411,727,493	$6,639,688,588

Undistributed (distribution in excess of) net investment income (loss)	$18,391,141	$15,966,600

SHARES OF BENEFICIAL INTEREST:
Shares sold	341,850,000	362,500,000
Shares redeemed	(343,950,000)	(339,000,000)

Net increase (decrease)	(2,100,000)	23,500,000

See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year

	The Consumer Discretionary Select Sector SPDR Fund
	Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/13	Year Ended 9/30/12
Net asset value, beginning of period	$74.26	$66.69	$60.59	$46.79	$34.88

Income (loss) from investment operations:
Net investment income (loss) (a)	1.22	1.05	0.90	0.83	0.66
Net realized and unrealized gain (loss) (b)	5.79	7.55	6.10	13.73	11.88

Total from investment operations	7.01	8.60	7.00	14.56	12.54

Net equalization credits and charges (a)	(0.02)	0.05	0.01	0.06	0.04

Distributions to shareholders from:
Net investment income	(1.22)	(1.08)	(0.91)	(0.82)	(0.67)

Net asset value, end of period	$80.03	$74.26	$66.69	$60.59	$46.79

Total return (c)	9.48%	12.98%	11.59%	31.50%	36.25%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$9,531,929	$10,117,642	$6,712,778	$6,734,928	$3,343,159
Ratios to average net assets:
Total expenses	0.14%	0.15%	0.15%	0.17%	0.18%
Net investment income (loss)	1.56%	1.41%	1.37%	1.55%	1.55%
Portfolio turnover rate (d)	10%	6%	5%	8%	5%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year

	The Consumer Staples Select Sector SPDR Fund
	Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/13	Year Ended 9/30/12
Net asset value, beginning of period	$47.22	$45.10	$39.81	$35.83	$29.64

Income (loss) from investment operations:
Net investment income (loss) (a)	1.29	1.27	1.14	1.12	0.94
Net realized and unrealized gain (loss) (b)	5.99	2.14	5.19	4.00	6.17

Total from investment operations	7.28	3.41	6.33	5.12	7.11

Net equalization credits and charges (a)	0.00 (c)	(0.03)	0.10	(0.04)	0.03

Distributions to shareholders from:
Net investment income	(1.29)	(1.26)	(1.14)	(1.10)	(0.95)

Net asset value, end of period	$53.21	$47.22	$45.10	$39.81	$35.83

Total return (d)	15.50%	7.45%	16.26%	14.35%	24.28%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$8,893,158	$7,305,874	$7,623,200	$5,241,330	$6,031,956
Ratios to average net assets:
Total expenses	0.14%	0.15%	0.15%	0.17%	0.18%
Net investment income (loss)	2.48%	2.62%	2.62%	2.91%	2.82%
Portfolio turnover rate (e)	4%	3%	4%	5%	12%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than 0.005% per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year

	The Energy Select Sector SPDR Fund
	Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/13	Year Ended 9/30/12
Net asset value, beginning of period	$61.24	$90.58	$82.89	$73.45	$58.54

Income (loss) from investment operations:
Net investment income (loss) (a)	1.79	2.01	1.77	1.49	1.19
Net realized and unrealized gain (loss) (b)	9.39	(29.45)	7.63	9.43	14.91

Total from investment operations	11.18	(27.44)	9.40	10.92	16.10

Net equalization credits and charges (a)	0.04	0.09	0.07	0.02	0.02

Distributions to shareholders from:
Net investment income	(1.84)	(1.99)	(1.78)	(1.50)	(1.21)

Net asset value, end of period	$70.62	$61.24	$90.58	$82.89	$73.45

Total return (c)	18.72%	(30.52)%	11.40%	15.02%	27.68%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$14,920,251	$11,103,521	$9,838,985	$7,967,582	$7,582,067
Ratios to average net assets:
Total expenses	0.14%	0.15%	0.15%	0.17%	0.18%
Net investment income (loss)	2.77%	2.63%	1.94%	1.92%	1.71%
Portfolio turnover rate (d)	6%	6%	5%	3%	5%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year

	The Financial Select Sector SPDR Fund
	Year Ended 9/30/16	Year Ended 9/30/15		Year Ended 9/30/14	Year Ended 9/30/13	Year Ended 9/30/12
Net asset value, beginning of period	$22.66	$23.17		$19.91	$15.59	$11.81

Income (loss) from investment operations:
Net investment income (loss) (a)	0.43	0.42		0.34	0.30	0.24
Net realized and unrealized gain (loss) (b)	1.27	(0.50)		3.28	4.33	3.79

Total from investment operations	1.70	(0.08)		3.62	4.63	4.03

Net equalization credits and charges (a)	(0.01)	0.01		0.01	0.01	0.01

Voluntary contribution from Adviser	—	0.00	(c)(d)	—	—	—

Distributions to shareholders from:
Net investment income	(2.10)	(0.44)		(0.37)	(0.32)	(0.26)
Return of capital	(2.94)	—		—	—	—

Total distributions	(5.04)	(0.44)		(0.37)	(0.32)	(0.26)

Net asset value, end of period	$19.31	$22.66		$23.17	$19.91	$15.59

Total return (e)	7.36%	(0.39	)%(f)	18.32%	29.94%	34.44%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$11,973,337	$16,800,919		$18,605,018	$14,594,535	$7,921,429
Ratios to average net assets:
Total expenses	0.14%	0.15%		0.15%	0.17%	0.18%
Net investment income (loss)	1.88%	1.72%		1.54%	1.64%	1.65%
Portfolio turnover rate (g)	6%	3%		5%	4%	8%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Contribution paid by an Affiliate in the amount of $461,741. (See Note 3).
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(f)	The contribution from an Affiliate had no impact on total return. (See Note 3).
(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year

	The Financial Services Select Sector SPDR Fund
	For the Period 10/8/15* - 9/30/16
Net asset value, beginning of period	$30.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.50
Net realized and unrealized gain (loss) (b)	(0.01)

Total from investment operations	0.49

Net equalization credits and charges (a)	0.49

Distributions to shareholders from:
Net investment income	(0.52)

Net asset value, end of period	$30.46

Total return (c)	3.37%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$140,134
Ratios to average net assets:
Total expenses	0.40	%(d)
Net expenses	0.14	%(d)
Net investment income (loss)	1.69	%(d)
Portfolio turnover rate (e)	4	%(f)

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(d)	The ratios for periods less than one year are annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.
(f)	Period less than one year are not annualized.

See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year

	The Health Care Select Sector SPDR Fund
	Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/13	Year Ended 9/30/12
Net asset value, beginning of period	$66.30	$63.90	$50.59	$40.13	$31.74

Income (loss) from investment operations:
Net investment income (loss) (a)	1.08	1.02	0.89	0.84	0.78
Net realized and unrealized gain (loss) (b)	5.82	2.35	13.29	10.45	8.40

Total from investment operations	6.90	3.37	14.18	11.29	9.18

Net equalization credits and charges (a)	(0.01)	0.02	0.02	0.01	(0.02)

Distributions to shareholders from:
Net investment income	(1.10)	(0.99)	(0.89)	(0.84)	(0.77)

Net asset value, end of period	$72.09	$66.30	$63.90	$50.59	$40.13

Total return (c)	10.45%	5.22%	28.22%	28.39%	29.04%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$12,447,213	$12,872,900	$11,161,902	$7,479,810	$5,060,628
Ratios to average net assets:
Total expenses	0.14%	0.15%	0.15%	0.17%	0.18%
Net investment income (loss)	1.54%	1.43%	1.53%	1.84%	2.15%
Portfolio turnover rate (d)	8%	3%	3%	5%	5%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year

	The Industrial Select Sector SPDR Fund
	Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/13	Year Ended 9/30/12
Net asset value, beginning of period	$49.91	$53.14	$46.39	$36.54	$29.23

Income (loss) from investment operations:
Net investment income (loss) (a)	1.18	1.07	1.00	0.91	0.80
Net realized and unrealized gain (loss) (b)	8.53	(3.16)	6.71	9.79	7.32

Total from investment operations	9.71	(2.09)	7.71	10.70	8.12

Net equalization credits and charges (a)	(0.01)	(0.01)	0.03	0.05	(0.01)

Distributions to shareholders from:
Net investment income	(1.22)	(1.13)	(0.99)	(0.90)	(0.80)

Net asset value, end of period	$58.39	$49.91	$53.14	$46.39	$36.54

Total return (c)	19.62%	(4.09)%	16.71%	29.70%	27.84%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$7,335,204	$6,257,309	$8,575,617	$6,860,109	$3,196,212
Ratios to average net assets:
Total expenses	0.14%	0.15%	0.15%	0.17%	0.18%
Net investment income (loss)	2.15%	1.95%	1.93%	2.19%	2.26%
Portfolio turnover rate (d)	12%	6%	3%	6%	8%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year

	The Materials Select Sector SPDR Fund
	Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/13	Year Ended 9/30/12
Net asset value, beginning of period	$39.94	$49.58	$42.00	$36.80	$29.36

Income (loss) from investment operations:
Net investment income (loss) (a)	0.96	0.93	0.95	0.98	0.75
Net realized and unrealized gain (loss) (b)	7.79	(9.50)	7.57	5.21	7.41

Total from investment operations	8.75	(8.57)	8.52	6.19	8.16

Net equalization credits and charges (a)	0.02	(0.11)	0.00 (c)	0.02	0.03

Distributions to shareholders from:
Net investment income	(0.96)	(0.96)	(0.94)	(1.01)	(0.75)

Net asset value, end of period	$47.75	$39.94	$49.58	$42.00	$36.80

Total return (d)	22.11%	(17.75)%	20.36%	17.09%	28.06%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,894,890	$1,942,121	$5,182,235	$3,585,702	$2,359,724
Ratios to average net assets:
Total expenses	0.14%	0.15%	0.15%	0.17%	0.18%
Net investment income (loss)	2.12%	1.94%	2.02%	2.50%	2.11%
Portfolio turnover rate (e)	16%	9%	7%	6%	12%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year

	The Real Estate Select Sector SPDR Fund
	For the Period 10/8/15* - 9/30/16
Net asset value, beginning of period	$30.00

Income (loss) from investment operations:
Net investment income (loss) (a)	2.19
Net realized and unrealized gain (loss) (b)	1.40

Total from investment operations	3.59

Net equalization credits and charges (a)	0.24

Distributions to shareholders from:
Net investment income	(1.09)

Net asset value, end of period	$32.74

Total return (c)	12.92%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$3,200,634
Ratios to average net assets:
Total expenses	0.16	%(d)
Net expenses	0.07	%(d)
Net investment income (loss)	6.82	%(d)
Portfolio turnover rate (e)	5	%(f)

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(d)	The ratios for periods less than one year are annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.
(f)	Period less than one year are not annualized.

See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year

	The Technology Select Sector SPDR Fund
	Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/13		Year Ended 9/30/12
Net asset value, beginning of period	$39.56	$39.89	$32.04	$30.83		$23.59

Income (loss) from investment operations:
Net investment income (loss) (a)	0.83	0.75	0.68	0.61		0.43
Net realized and unrealized gain (loss) (b)	8.22	(0.30)	7.86	1.20		7.23

Total from investment operations	9.05	0.45	8.54	1.81		7.66

Net equalization credits and charges (a)	0.01	(0.01)	(0.01)	(0.00	)(c)	0.02

Distributions to shareholders from:
Net investment income	(0.84)	(0.77)	(0.68)	(0.60)		(0.44)

Net asset value, end of period	$47.78	$39.56	$39.89	$32.04		$30.83

Total return (d)	23.13%	1.04%	26.75%	5.99%		32.76%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$13,003,829	$11,382,284	$13,854,341	$11,714,309		$10,679,945
Ratios to average net assets:
Total expenses	0.14%	0.15%	0.15%	0.17%		0.18%
Net investment income (loss)	1.91%	1.80%	1.85%	1.99%		1.53%
Portfolio turnover rate (e)	5%	5%	10%	4%		5%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year

	The Utilities Select Sector SPDR Fund
	Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/13	Year Ended 9/30/12
Net asset value, beginning of period	$43.29	$42.10	$37.36	$36.39	$33.62

Income (loss) from investment operations:
Net investment income (loss) (a)	1.62	1.57	1.49	1.47	1.42
Net realized and unrealized gain (loss) (b)	5.76	1.22	4.77	1.01	2.80

Total from investment operations	7.38	2.79	6.26	2.48	4.22

Net equalization credits and charges (a)	(0.03)	(0.04)	(0.03)	(0.04)	(0.02)

Distributions to shareholders from:
Net investment income	(1.64)	(1.56)	(1.49)	(1.47)	(1.43)

Net asset value, end of period	$49.00	$43.29	$42.10	$37.36	$36.39

Total return (c)	17.06%	6.51%	16.83%	6.78%	12.64%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$7,411,727	$6,639,689	$5,468,273	$5,175,145	$6,058,825
Ratios to average net assets:
Total expenses	0.14%	0.15%	0.15%	0.17%	0.18%
Net investment income (loss)	3.40%	3.52%	3.67%	3.93%	3.99%
Portfolio turnover rate (d)	8%	4%	5%	4%	4%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2016

1.	Organization

The Select Sector SPDR Trust (the “Trust”), a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.

As of September 30, 2016, the Trust consists of eleven (11) series, each of which represents a separate series of beneficial interest in the Trust (each a “Fund”, and collectively, the “Funds”). The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest at $0.01 par value. The financial statements herein relate to the following Funds:

The Consumer Discretionary Select Sector SPDR Fund

The Consumer Staples Select Sector SPDR Fund

The Energy Select Sector SPDR Fund

The Financial Select Sector SPDR Fund

The Financial Services Select Sector SPDR Fund*

The Health Care Select Sector SPDR Fund

The Industrial Select Sector SPDR Fund

The Materials Select Sector SPDR Fund

The Real Estate Select Sector SPDR Fund*

The Technology Select Sector SPDR Fund

The Utilities Select Sector SPDR Fund

*	Each Fund was formed on October 7, 2015 and commenced operations on October 8, 2015.

Each Fund is classified as a non-diversified investment company under the 1940 Act.

This report covers the year ended September 30, 2016, except for The Financial Services Select Sector SPDR Fund and The Real Estate Select Sector SPDR Fund, for which the period covered is from the inception of their operations to September 30, 2016.

As previously announced by S&P Dow Jones Indices and MSCI Inc., modifications to the Global Industry Classification Standards (GICS®) made during the Reporting Period ending September 30, 2016, divided the Financial Sector into two separate sectors: Financial Services and Real Estate.

•	The Financial Services Select Sector is now comprised of the GICS Financials Sector excluding the Real Estate Industry Group, but including Mortgage REITs

•	The Real Estate Select Sector includes the GICS Real Estate Industry Group excluding Mortgage REITs

As a result, S&P Dow Jones Indices announced modifications to the eligibility rules for the Financial Select Sector Index, which removed real estate from the Financial Sector, effective September 16, 2016.

In order to facilitate an efficient transition to the reconstituted Financial Select Sector Index, the Financial Select Sector SPDR Fund (“XLF”) temporarily sought to obtain its real estate exposure in shares of The Real Estate Select Sector SPDR Fund (“XLRE”) in advance of the Financial Select Sector Index reconstitution. XLF created shares of XLRE in an amount substantially equal to the value of XLF’s holdings in real estate securities, approximately 20% of XLF’s net asset value. XLF delivered real estate securities in the type and amount required by XLRE in exchange for shares of XLRE. The transaction was treated as a tax-free exchange with carryover basis of accounting for both book and tax.

To rebalance the XLF portfolio to remove real estate exposure, on September 16, 2016, XLF declared a special dividend to its shareholders. Shareholders of record on September 21, 2016 (Record Date) received a distribution of shares of XLRE. For each share of XLF held, an eligible shareholder received 0.139146 shares of XLRE. The special dividend was paid on September 22, 2016.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. The Trust has entered into an Indemnification Agreement with each trustee who is not an “interested person” (as defined in the 1940 Act) (each, an “Independent Trustee”) providing for indemnification of the Independent Trustee by the Trust consistent with the foregoing and providing procedures for seeking and obtaining indemnification and advancement of expenses. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

THE SELECT SECTOR SPDR TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that each Fund’s listing exchange is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Funds. The Board has responsibility for determining the fair value of investments.

Valuation techniques used to value each Fund’s investments by major category are as follows:

•	Equity investments (including registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

•	Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value per share or unit.

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Fund’s respective Select Sector Index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s respective Select Sector Index. Various inputs are used in determining the value of the Funds’ investments.

The Funds value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical asset or liability;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

THE SELECT SECTOR SPDR TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016

The value of each Fund’s investments according to the fair value hierarchy as of September 30, 2016, is disclosed in each Fund’s respective Schedule of Investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period. The Funds had no material transfers between levels for the period ended September 30, 2016.

Investment Transactions and Income Recognition

Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method.

Dividend income and capital gain distributions, if any, are recognized daily on the ex-dividend date, net of any foreign taxes withheld at source, if any. Interest income is recorded daily on an accrual basis. Non-cash dividends received in the form of stock are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains.

Certain Funds invest in Real Estate Investment Trusts (REITs). REITs determine the tax character of their distributions annually and may characterize a portion of their distributions as a return of capital or capital gain. The Funds’ policy is to record all REIT distributions initially as dividend income and re-designate the prior calendar year’s to return of capital or capital gain distributions at year end based on information provided by the REIT and/or SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) estimates of such re-designations for which actual information has not yet been reported.

Expenses

Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds within the Trust.

Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA FM’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of September 30, 2016, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

Equalization

The Funds in the Trust follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.

Distributions

Distributions from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

THE SELECT SECTOR SPDR TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016

3.	Fees and Transactions with Affiliates

Advisory Fee

The Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement with SSGA FM. For its advisory services to the Funds, each Fund pays the Adviser a fee accrued daily and paid monthly. The advisory fee is calculated based upon the average daily net assets of the Trust and allocated pro rata to each Select Sector SPDR Fund based on the relative net assets of each Fund. The advisory fee is a sliding scale fee calculated as follows: (i) 0.05% of average daily net assets of the Trust up to the first $12.5 billion of net assets; (ii) 0.04% of average daily net assets of the Trust up to the next $17.5 billion of net assets; (iii) 0.035% of average daily net assets of the Trust up to the next $20.0 billion of net assets; (iv) 0.03% of average daily net assets of the Trust up to the next $50.0 billion of net assets; (v) 0.0285% of average daily net assets of the Trust up to the next $50.0 billion of net assets; (vi) 0.0271% of average daily net assets of the Trust up to the next $50.0 billion of net assets; and (vii) 0.0256% of average daily net assets on the remainder of net assets of the Trust. From time to time, the Adviser may waive all or a portion of its fees. The Adviser has contractually agreed to waive its advisory fee and reimburse certain expenses, until January 31, 2018, so that the annual Fund operating expenses of The Financial Services Select Sector SPDR Fund and The Real Estate Select Sector SPDR Fund are limited to no more than 0.14% of the applicable Fund’s average daily net assets (exclusive of non-recurring account fees and extraordinary expenses). The Adviser may continue each such waiver and/or reimbursement from year to year, but there is no guarantee that the Adviser will do so after January 31, 2018. The waiver and/or reimbursement may not be terminated prior to January 31, 2018 except with the approval of the Board. The amount of advisory fees waived and expenses reimbursed by the Adviser during the reporting period for The Financial Services Select Sector SPDR Fund and The Real Estate Select Sector SPDR Fund were $59,844 and $39,692, respectively.

As part of the transition of certain real estate securities from The Financial Select Sector SPDR Fund to The Real Estate Select Sector SPDR Fund discussed in Note 1, the operating fees and expenses of The Real Estate Select Sector SPDR Fund were waived and reimbursed from June 9, 2016, through September 16, 2016, such that the Fund had a net expense ratio of zero during that time period.

The parties listed below waived fees and/or reimbursed expenses under this agreement for the period June 9, 2016, through September 16, 2016 on The Real Estate Select Sector SPDR Fund:

Adviser	$62,325
Distributor	38,547
License fee — S&P	24,395
License fee — Merrill Lynch	18,343

Total fees waived and expenses reimbursed	$143,610

Unitary Fee

SSGA FM serves as Administrator and State Street Bank and Trust Company (“State Street”) serves as sub-administrator to each Fund of the Trust. A “unitary” fee is paid by each Fund to SSGA FM for administration services as well as to State Street for custody, sub-administration and transfer agency services provided to the Funds. The unitary fee is calculated based upon the average daily net assets of the Trust and allocated pro rata to each Select Sector SPDR Fund based upon the relative net assets of each Fund. The unitary fee is a sliding scale fee calculated as follows: (i) 0.07% of average daily net assets up to the first $4.5 billion of net assets of the Trust; (ii) 0.05% of average daily net assets up to the next $4.5 billion of net assets of the Trust; (iii) 0.03% of average daily net assets up to the next $3.5 billion of net assets of the Trust; (iv) 0.015% of average daily net assets up to the next $10.0 billion of net assets of the Trust; and (v) 0.0075% of average daily net assets on the remainder of net assets of the Trust. SSGA FM and State Street each receive a portion of the unitary fee. SSGA FM and State Street are wholly owned subsidiaries of State Street Corporation.

Other Transactions with Affiliates — Securities Lending

State Street Corporation, an affiliate of the Funds, acts as the securities lending agent for the Funds, pursuant to an amended and restated securities lending authorization agreement dated November 28, 2007.

THE SELECT SECTOR SPDR TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016

Proceeds collected by State Street on investment of cash collateral or any fee income are allocated as follows (after deduction of such other amounts payable to State Street under the terms of the securities lending agreement): 85% payable to the Fund, and 15% payable to State Street.

In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Prime Portfolio (“Prime Portfolio”), an affiliated money market fund for which SSGA FM serves as investment adviser. See Note 9 for additional information regarding securities lending.

Other Transactions with Affiliates

The Funds may invest in affiliated entities, including securities issued by State Street, affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended September 30, 2016 are disclosed in the Schedules of Investments.

In December 2015, State Street, the Funds’ custodian, announced a review of the manner in which it invoiced certain expenses to certain of its Investment Servicing clients, primarily in the United States, during an 18-year period going back to 1998 and its determination that it had incorrectly invoiced clients for certain expenses. State Street informed its clients that it will pay to them the expenses it concluded were incorrectly invoiced to them, plus interest.

The amounts in the table below represent the refunded expenses and interest credited to the Funds for the periods in question.

	Refunded Custody Expense*	Interest*	Total	% of Net Assets at 9/30/16
The Consumer Discretionary Select Sector SPDR Fund	$29,958	$1,232	$31,190	0.00	%**
The Consumer Staples Select Sector SPDR Fund	23,956	1,209	25,165	0.00	%**
The Energy Select Sector SPDR Fund	25,777	1,215	26,992	0.00	%**
The Financial Select Sector SPDR Fund	29,701	1,231	30,932	0.00	%**
The Health Care Sector SPDR Fund	25,740	1,211	26,951	0.00	%**
The Industrial Select Sector SPDR Fund	27,613	1,218	28,831	0.00	%**
The Materials Select Sector SPDR Fund	25,207	1,296	26,503	0.00	%**
The Technology Select Sector SPDR Fund	26,913	1,359	28,272	0.00	%**
The Utilities Select Sector SPDR Fund	23,149	1,209	24,358	0.00	%**

*	Refunded Custody Expense and Interest appear on the Statements of Operations in Unitary fees and Interest income, respectively.
**	Amount is less than 0.005% of net assets.

Contribution from Affiliate

On September 30, 2015, State Street made a contribution of $461,741 to The Financial Select Sector SPDR Fund in connection with processing a class action distribution.

4.	Additional Expenses

Distributor

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) serves as the distributor of the shares of each Fund. Pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act, each Fund is authorized to pay fees, including fees to the Distributor, at an annualized rate of 0.25% of the average daily net assets of the Fund. Effective October 1, 2015, the Board has limited each Fund’s 12b-1 fee to 0.04% or its average daily net assets through at least January 31, 2017.

License Fees

Standard and Poor’s Financial Services LLC, an affiliate of The McGraw-Hill Companies (“S&P”), NYSE Arca, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of Bank of America Corporation (“BofA Merrill Lynch”),

THE SELECT SECTOR SPDR TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016

have entered into a license agreement with respect to each Select Sector Index. The Trust has entered into a sub-license agreement whereby the Trust agrees to pay a sub-license fee per annum (i) to S&P equal to the greater of 0.03% of the aggregate net assets of the Trust up to $50 billion and 0.02% on the remainder of the assets of the Trust and (ii) to BofA Merrill Lynch equal to 0.03% of the aggregate net assets of the Trust up to $35 billion, 0.02% of the aggregate net assets of the Trust from $35 billion up to and including $50 billion and 0.01% on the remainder of net assets of the Trust over $50 billion. The fees to S&P and BofA Merrill Lynch are payable on a quarterly basis. Each Select Sector SPDR Fund will pay its proportionate share of the annual sub-license fees based on the relative net assets of each Fund.

5.	Trustees’ Fees

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”) are paid directly by the Funds. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

6.	Investment Transactions

Purchases and sales of investments (excluding in-kind transactions and short term investments) for the period ended September 30, 2016, were as follows:

	Purchases	Sales
The Consumer Discretionary Select Sector SPDR Fund	$1,036,975,823	$994,384,757
The Consumer Staples Select Sector SPDR Fund	343,116,600	344,807,186
The Energy Select Sector SPDR Fund	766,637,890	733,512,697
The Financial Select Sector SPDR Fund	1,077,921,966	967,443,366
The Financial Services Select Sector SPDR Fund	1,154,824	1,713,644
The Health Care Select Sector SPDR Fund	981,257,306	974,313,959
The Industrial Select Sector SPDR Fund	822,671,237	819,849,818
The Materials Select Sector SPDR Fund	378,937,313	379,017,788
The Real Estate Select Sector SPDR Fund	19,783,984	13,755,959
The Technology Select Sector SPDR Fund	930,531,550	654,785,834
The Utilities Select Sector SPDR Fund	613,974,075	613,046,781

For the period ended September 30, 2016, the following Funds had in-kind contributions, redemptions and net realized gains/losses in the amounts as follows:

	In-kind Contributions	In-kind Redemptions	In-kind Net Realized Gains/(Losses)
The Consumer Discretionary Select Sector SPDR Fund	$7,198,055,231	$8,474,464,158	$892,485,116
The Consumer Staples Select Sector SPDR Fund	11,031,404,351	10,485,484,329	892,016,322
The Energy Select Sector SPDR Fund	13,906,848,031	12,118,524,503	697,504,243
The Financial Select Sector SPDR Fund	15,448,761,853	18,017,285,894	109,964,107
The Financial Services Select Sector SPDR Fund	146,835,292	5,786,528	145,181
The Health Care Select Sector SPDR Fund	14,106,530,013	15,501,761,415	740,772,342
The Industrial Select Sector SPDR Fund	12,156,264,537	12,080,255,409	427,588,614
The Materials Select Sector SPDR Fund	4,132,834,664	3,558,987,859	97,832,755
The Real Estate Select Sector SPDR Fund	670,680,940	393,644,296	25,766,638
The Technology Select Sector SPDR Fund	8,237,851,162	8,738,555,423	1,422,581,771
The Utilities Select Sector SPDR Fund	11,254,543,704	11,375,765,823	731,961,915

THE SELECT SECTOR SPDR TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016

7.	Shareholder Transactions

Each Fund issues and redeems its shares, at net asset value, by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund may consist of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the Trust and/or custodian, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. An additional variable fee may be charged for certain transactions. Such variable charges, if any, are included in “Other Capital” on the Statements of Changes on Net Assets.

8.	Income Tax Information

The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Fund’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book- tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for character of distributions, nontaxable dividend adjustments to income, in-kind transactions, REITs, expired capital loss carryforwards, equalization, and wash sale loss deferrals. In addition, certain Funds claimed a portion of the payments made to redeeming shareholders as a distribution for income tax purposes.

The tax character of distributions paid during the year ended September 30, 2016, was as follows:

	Ordinary Income	Tax Return of Capital	Total
The Consumer Discretionary Select Sector SPDR Fund	$161,248,260	$—	$161,248,260
The Consumer Staples Select Sector SPDR Fund	225,446,392	—	225,446,392
The Energy Select Sector SPDR Fund	374,828,781	—	374,828,781
The Financial Select Sector SPDR Fund	1,281,124,512	1,725,398,884	3,006,523,396
The Financial Services Select Sector SPDR Fund	712,231	—	712,231
The Health Care Select Sector SPDR Fund	198,596,804	—	198,596,804
The Industrial Select Sector SPDR Fund	148,000,415	—	148,000,415
The Materials Select Sector SPDR Fund	50,640,827	—	50,640,827
The Real Estate Select Sector SPDR Fund	872,254	—	872,254
The Technology Select Sector SPDR Fund	248,787,555	—	248,787,555
The Utilities Select Sector SPDR Fund	250,044,341	—	250,044,341

The tax character of distributions paid during the year ended September 30, 2015 was as follows:

	Ordinary Income	Total
The Consumer Discretionary Select Sector SPDR Fund	$141,863,192	$141,863,192
The Consumer Staples Select Sector SPDR Fund	219,475,250	219,475,250

THE SELECT SECTOR SPDR TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016

	Ordinary Income	Total
The Energy Select Sector SPDR Fund	$325,192,963	$325,192,963
The Financial Select Sector SPDR Fund	347,890,956	347,890,956
The Health Care Select Sector SPDR Fund	192,095,009	192,095,009
The Industrial Select Sector SPDR Fund	163,721,601	163,721,601
The Materials Select Sector SPDR Fund	53,406,362	53,406,362
The Technology Select Sector SPDR Fund	237,080,009	237,080,009
The Utilities Select Sector SPDR Fund	227,496,268	227,496,268

At September 30, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Qualified Late-Year Losses	Total
The Consumer Discretionary Select Sector SPDR Fund	$2,616,921	$(384,090,698)	$—	$(478,024,424)	$—	$(859,498,201)
The Consumer Staples Select Sector SPDR Fund	6,088,305	(152,202,416)	—	(210,494,400)	—	(356,608,511)
The Energy Select Sector SPDR Fund	—	(2,168,016,057)	—	(3,360,653,388)	—	(5,528,669,445)
The Financial Select Sector SPDR Fund	—	(795,395,794)	—	(809,177,923)	—	(1,604,573,717)
The Financial Services Select Sector SPDR Fund	—	(146,219)	—	(448,162)	—	(594,381)
The Health Care Select Sector SPDR Fund	—	(103,721,263)	—	(746,394,569)	—	(850,115,832)
The Industrial Select Sector SPDR Fund	—	(351,644,060)	—	(426,543,685)	—	(778,187,745)
The Materials Select Sector SPDR Fund	4,971,420	(872,672,462)	—	(334,989,244)	—	(1,202,690,286)
The Real Estate Select Sector SPDR Fund	12,801,376	—	—	(38,652,562)	—	(25,851,186)
The Technology Select Sector SPDR Fund	—	(780,447,319)	—	592,601,420	—	(187,845,899)
The Utilities Select Sector SPDR Fund	18,391,141	(442,969,304)	—	(500,417,059)	—	(924,995,222)

As of September 30, 2016, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

	2017	2018	2019	Non-Expiring Short Term**	Non-Expiring Long Term**
The Consumer Discretionary Select Sector SPDR Fund	$17,652,701	$44,152,294	$41,068,081	$99,075,047	$182,142,575
The Consumer Staples Select Sector SPDR Fund	—	3,835,906	7,952,209	11,233,870	129,180,431
The Energy Select Sector SPDR Fund	46,397,013	932,038,288	120,300,080	166,628,855	902,651,821
The Financial Select Sector SPDR Fund	423,127,850	90,041,088	5,257,095	159,192,692	117,777,069
The Financial Services Select Sector SPDR Fund	—	—	—	146,219	—
The Health Care Select Sector SPDR Fund	—	—	—	68,195,472	35,525,791
The Industrial Select Sector SPDR Fund	15,013,076	80,582,108	27,687,839	19,819,109	208,541,928
The Materials Select Sector SPDR Fund	34,304,196	254,329,658	159,773,879	121,783,569	302,481,160
The Technology Select Sector SPDR Fund	121,713,434	135,090,209	61,133,352	57,363,750	405,146,574
The Utilities Select Sector SPDR Fund	23,780,627	83,031,840	104,752,494	5,892,345	225,511,998

**	Must be utilized prior to losses subject to expiration.

THE SELECT SECTOR SPDR TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016

As of September 30, 2016, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
The Consumer Discretionary Select Sector SPDR Fund	$10,055,606,976	$534,099,631	$1,012,124,056	$(478,024,425)
The Consumer Staples Select Sector SPDR Fund	9,258,424,814	159,141,494	369,635,894	(210,494,400)
The Energy Select Sector SPDR Fund	18,360,649,176	86,884,636	3,447,538,024	(3,360,653,388)
The Financial Select Sector SPDR Fund	12,779,063,214	139,130,426	948,308,350	(809,177,924)
The Financial Services Select Sector SPDR Fund	140,531,851	1,491,908	1,940,070	(448,162)
The Health Care Select Sector SPDR Fund	13,191,082,849	372,604,094	1,118,998,663	(746,394,569)
The Industrial Select Sector SPDR Fund	7,754,417,659	98,898,137	525,441,822	(426,543,685)
The Materials Select Sector SPDR Fund	3,226,446,009	31,789,730	366,778,974	(334,989,244)
The Real Estate Select Sector SPDR Fund	3,229,921,335	85,464,804	124,117,366	(38,652,562)
The Technology Select Sector SPDR Fund	12,439,983,406	959,773,480	367,172,059	592,601,421
The Utilities Select Sector SPDR Fund	7,898,987,141	4,906,890	505,323,949	(500,417,059)

9.	Securities Lending

Each Fund may lend securities to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The value of the collateral with respect to a loaned security may be temporarily more or less than the value of a security due to market fluctuations of securities’ values. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral is less than the aggregate market value of the securities which are subject to the loan, the borrower will be notified to provide additional collateral on the next business day.

The Funds will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Funds may bear the risk of delay in recovery of, or even loss of rights in the securities loaned should the borrower fail financially. In addition, a Fund will bear the risk of loss of any cash collateral that it may invest. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as the lending agent. Additionally, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities.

The market value of securities on loan as of September 30, 2016, and the value of the invested cash collateral are disclosed in the Funds’ Statements of Assets and Liabilities. Non-cash collateral is not disclosed in the Funds’ Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Funds, and the Funds do not have the ability to re-hypothecate those securities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent.

The following is a summary of each Fund’s securities lending agreements and related cash and non-cash collateral received as of September 30, 2016:

	Market Value of Securities on Loan	Cash Collateral Received	Non Cash Collateral Received*	Total Collateral Received
The Consumer Discretionary Select Sector SPDR Fund	$310,376,211	$50,785,017	$264,844,349	$315,629,366
The Consumer Staples Select Sector SPDR Fund	199,421,092	180,000,000	20,210,696	200,210,696
The Energy Select Sector SPDR Fund	265,564,926	110,721,515	159,477,538	270,199,053
The Financial Select Sector SPDR Fund	11,989,356	2,032,880	10,097,415	12,130,295
The Financial Services Select Sector SPDR Fund	210,612	2,352	210,656	213,008

THE SELECT SECTOR SPDR TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016

	Market Value of Securities on Loan	Cash Collateral Received	Non Cash Collateral Received*	Total Collateral Received
The Health Care Select Sector SPDR Fund	$70,865,776	$6,558,639	$64,884,506	$71,443,145
The Industrial Select Sector SPDR Fund	274,174,253	—	275,831,134	275,831,134
The Materials Select Sector SPDR Fund	46,979,695	—	47,528,152	47,528,152
The Real Estate Select Sector SPDR Fund	54,028	55,520	—	55,520
The Technology Select Sector SPDR Fund	217,637,719	29,868,275	190,295,826	220,164,101
The Utilities Select Sector SPDR Fund	37,782,825	—	38,737,258	38,737,258

*	The non-cash collateral includes U.S. Treasuries and U.S. Government Agency securities.

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of September 30, 2016:

The Consumer Discretionary Select Sector SPDR Fund

	Remaining Contractual Maturity of the Agreements
	As of September 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$50,785,017	$—	$—	$—	$50,785,017

Total Borrowings	$50,785,017	$—	$—	$—	$50,785,017

Gross amount of recognized liabilities for securities lending transactions					$50,785,017

The Consumer Staples Select Sector SPDR Fund

	Remaining Contractual Maturity of the Agreements
	As of September 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$180,000,000	$—	$—	$—	$180,000,000

Total Borrowings	$180,000,000	$—	$—	$—	$180,000,000

Gross amount of recognized liabilities for securities lending transactions					$180,000,000

The Energy Select Sector SPDR Fund

	Remaining Contractual Maturity of the Agreements
	As of September 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$110,721,515	$—	$—	$—	$110,721,515

Total Borrowings	$110,721,515	$—	$—	$—	$110,721,515

Gross amount of recognized liabilities for securities lending transactions					$110,721,515

THE SELECT SECTOR SPDR TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016

The Financial Select Sector SPDR Fund

	Remaining Contractual Maturity of the Agreements
	As of September 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$2,032,880	$—	$—	$—	$2,032,880

Total Borrowings	$2,032,880	$—	$—	$—	$2,032,880

Gross amount of recognized liabilities for securities lending transactions					$2,032,880

The Financial Services Select Sector SPDR Fund

	Remaining Contractual Maturity of the Agreements
	As of September 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$2,352	$—	$—	$—	$2,352

Total Borrowings	$2,352	$—	$—	$—	$2,352

Gross amount of recognized liabilities for securities lending transactions					$2,352

The Health Care Select Sector SPDR Fund

	Remaining Contractual Maturity of the Agreements As of September 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$6,558,639	$—	$—	$—	$6,558,639

Total Borrowings	$6,558,639	$—	$—	$—	$6,558,639

Gross amount of recognized liabilities for securities lending transactions					$6,558,639

The Real Estate Select Sector SPDR Fund

	Remaining Contractual Maturity of the Agreements As of September 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$55,520	$—	$—	$—	$55,520

Total Borrowings	$55,520	$—	$—	$—	$55,520

Gross amount of recognized liabilities for securities lending transactions					$55,520

THE SELECT SECTOR SPDR TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016

The Technology Select Sector SPDR Fund

	Remaining Contractual Maturity of the Agreements As of September 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$29,868,275	$—	$—	$—	$29,868,275

Total Borrowings	$29,868,275	$—	$—	$—	$29,868,275

Gross amount of recognized liabilities for securities lending transactions					$29,868,275

10.	Risks

Concentration Risk

As a result of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if the Funds were more broadly diversified.

Market and Credit Risk

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

11.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements other than below.

The Board unanimously voted to redeem all outstanding shares and close the Financial Services Select Sector SPDR Fund, effective on or about November 21, 2016.

After the close of business on November 14, 2016, the Fund stopped accepting creation orders. Trading in shares of the Fund halted prior to market open on November 15, 2016. Proceeds of the redemption were sent to shareholders on or about November 21, 2016.

THE SELECT SECTOR SPDR TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of

the Select Sector SPDR Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the eleven funds, listed in Note 1, (each a “Fund”) comprising the Select Sector SPDR Trust (the “Trust”) at September 30, 2016, the results of each of their operations for the period then ended, the changes in each of their net assets and the financial highlights for the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

November 22, 2016

THE SELECT SECTOR SPDR TRUST

OTHER INFORMATION

September 30, 2016 (Unaudited)

Expense Example

As a shareholder of a Fund, you incur two types of costs (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from April 1, 2016 to September 30, 2016.

The table below illustrates your Fund’s cost in two ways:

Based on actual fund return — This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

Based on hypothetical 5% return — This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
The Consumer Discretionary Select Sector SPDR Fund	0.14%	$1,019.60	$0.71	$1,024.30	$0.71
The Consumer Staples Select Sector SPDR Fund	0.15	1,015.50	0.76	1,024.30	0.76
The Energy Select Sector SPDR Fund	0.15	1,155.50	0.81	1,024.30	0.76
The Financial Select Sector SPDR Fund	0.15	1,069.40	0.78	1,024.30	0.76
The Financial Services Select Sector SPDR Fund	0.14	1,080.40	0.73	1,024.30	0.71
The Health Care Select Sector SPDR Fund	0.14	1,071.70	0.73	1,024.30	0.71
The Industrial Select Sector SPDR Fund	0.15	1,063.90	0.77	1,024.30	0.76
The Materials Select Sector SPDR Fund	0.15	1,077.00	0.78	1,024.30	0.76
The Real Estate Select Sector SPDR Fund	0.07	1,034.80	0.36	1,024.70	0.35
The Technology Select Sector SPDR Fund	0.15	1,087.00	0.78	1,024.30	0.76
The Utilities Select Sector SPDR Fund	0.15	1,003.60	0.75	1,024.30	0.76

(a)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 183, then divided by 366.

THE SELECT SECTOR SPDR TRUST

OTHER INFORMATION (continued)

September 30, 2016 (Unaudited)

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended September 30, 2016.

Percentage of distributions which qualify for the corporate dividends received deduction:

Percentage
The Consumer Discretionary Select Sector SPDR Fund	96.39%
The Consumer Staples Select Sector SPDR Fund	100.00
The Energy Select Sector SPDR Fund	87.76
The Financial Select Sector SPDR Fund	79.29
The Financial Services Select Sector SPDR Fund	81.21
The Health Care Select Sector SPDR Fund	100.00
The Industrial Select Sector SPDR Fund	88.00
The Materials Select Sector SPDR Fund	86.51
The Technology Select Sector SPDR Fund	99.35
The Utilities Select Sector SPDR Fund	95.96

Qualified Dividend Income

A portion of dividends distributed by the Funds during the fiscal year ended September 30, 2016, are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket.

Capital Gain Dividend

The Real Estate Select Sector SPDR Fund hereby designates as a capital gain dividend $4,991,271, or if subsequently determined to be different, the net capital gain of such fiscal period.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past calendar year can be found at www.sectorspdrs.com.

Proxy Voting Policies and Procedures and Records

A description of the Trust’s proxy voting policies and procedures that are used by the Funds’ investment adviser to vote proxies relating to the Funds’ portfolio of securities is available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the website of the U.S. Securities and Exchange Commission, at www.sec.gov.

Information regarding how the investment adviser voted for the prior 12-month period ended June 30 is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Funds’ website at www.spdrs.com.

Quarterly Portfolio Schedule

The Funds file a complete schedule of investments with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters of each fiscal year, the complete schedule of investments are available in the Funds’ semi-annual and annual financial statements. The Funds’ Form N-Qs are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information in the Form N-Q is available upon request, without charge, by calling 1-866-Sector-ETF (732-8673).

THE SELECT SECTOR SPDR TRUST

OTHER INFORMATION (continued)

September 30, 2016 (Unaudited)

Advisory Contract Renewal

At an in-person meeting held on May 17, 2016 (the “May Meeting”), the Trustees of The Select Sector SPDR® Trust (the “Trust”) considered the renewal of the Amended and Restated Investment Advisory Agreement dated, December 1, 2003, as amended effective October 6, 2015 (the “Agreement”), between the Trust and SSGA Funds Management, Inc. (the “Adviser”) with respect to each series of the Trust (each a “Fund” and collectively, the “Funds”), except for the Real Estate Select Sector SPDR® Fund and the Financial Services Select Sector SPDR® Fund.1 The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), also met separately with their independent legal counsel during a meeting held on April 21, 2016 (the “April Meeting”) to consider the Agreement and the materials provided by the Adviser and State Street Bank and Trust Company (“State Street”) in response to a request from independent legal counsel on their behalf. The April Meeting included a presentation by representatives of the Adviser and State Street during which the Independent Trustees and independent legal counsel were able to pose questions. Following the April Meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and those materials were considered at the May Meeting, during which the Independent Trustees also met separately with their independent legal counsel. In deciding whether to renew the Agreement, the Trustees considered various factors, including, among others, (i) the nature, extent and quality of the services provided by the Adviser under the Agreement, (ii) the investment performance of the Funds, (iii) the costs to the Adviser of its services and the profits realized by the Adviser and its affiliate, State Street, from their relationships with the Trust, and (iv) the extent to which economies of scale would be realized if and as the Funds grow and whether the fee levels in the Agreement reflect a sharing of these economies of scale.

Nature, Extent and Quality of Services

In considering the nature, extent and quality of the services provided by the Adviser, the Trustees relied on their prior experience as Trustees of the Trust, as well as on the materials provided for purposes of reviewing the Agreement. They noted that under the Agreement the Adviser is responsible for managing the investment operations of each of the Funds in accordance with the Fund’s investment objective and policies, applicable legal and regulatory requirements, and the instructions of the Trustees; for providing necessary and appropriate reports and information to the Trustees; for maintaining all necessary books and records pertaining to the Trust’s securities transactions; and for furnishing each Fund with the assistance, cooperation and information necessary for the Fund to meet various legal requirements regarding registration and reporting. They noted the distinctive nature of the Funds, as exchange-traded funds (“ETFs”) investing in sectors of the S&P 500 Index, and the experience and expertise appropriate in an adviser to funds of that nature. The Trustees reviewed the background and experience of the Adviser’s senior management, including those individuals responsible for the investment and compliance operations of the Trust, and the responsibilities of the latter with respect to the Funds. They also considered the resources, operational structures and practices of the Adviser in managing the Funds’ portfolios, in monitoring and securing each Fund’s compliance with its investment objective and policies and with applicable law and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided and their general knowledge of the business of the Adviser and its affiliate, State Street Global Advisors (“SSGA”), with which the Adviser shares all of its senior personnel, the Trustees took into account the experience, resources and strength of the Adviser and its affiliates in the areas of indexed products generally and ETFs in particular, and also noted the recent issues identified by SSGA regarding past billing practices for certain out-of-pocket costs paid by the Funds. On the basis of this review, the Trustees determined that the nature and extent of the services provided by the Adviser to the Trust were appropriate, had been of high quality during the past year, and could be expected to remain so.

Investment Performance of the Funds

The Trustees noted that, in view of the distinctive investment objective of the Funds, the investment performance of the Funds in absolute terms was not of the importance that normally attaches to the performance of actively managed funds. Of more importance to the Trustees was the extent to which each Fund achieved its objective to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in its applicable index. Drawing upon information provided at the May Meeting and at the April Meeting, and upon reports provided to the Trustees by the Adviser throughout the preceding year, the Trustees determined that the Funds had tracked their sector indexes within an acceptable range; they further concluded, on the basis of the data available (see

[1]	The advisory agreement for these Funds will be proposed for renewal at the August 2016 Board of Trustees meeting.

THE SELECT SECTOR SPDR TRUST

OTHER INFORMATION (continued)

September 30, 2016 (Unaudited)

discussion in “Comparison of Fees and Expense Ratios” below), that the expense ratios of the Funds were among the lowest of all of their direct competitors, and had been trending lower. Accordingly, they concluded that the performance of each Fund was satisfactory.

Profitability to the Adviser and its Affiliates

The Trustees considered the profitability of the advisory arrangement with the Funds to the Adviser and of the Trust’s relationship with the Adviser’s affiliate, State Street, in its role as Sub-Administrator, Transfer Agent and Custodian. The Trustees also considered the profitability from the fees received and income earned by State Street as Securities Lending Agent for the Trust. The Trustees received data on the Funds’ profitability to the Adviser for calendar year 2015 as well as 2014 profitability data which had been restated to reflect updates to the methodology used to compute profitability, together with data on the Trust’s profitability to State Street for the same and prior periods. The Trustees reviewed with representatives from both the Adviser and State Street the methods by which expenses were allocated with respect to services provided to the Trust and to each of the Funds. On the basis of this information and discussions at the April Meeting and the May Meeting, the Trustees concluded that, to the extent that the Adviser’s and State Street’s relationships with the Trust and each of the Funds had been profitable to either or both of those entities, the profitability at current asset levels was not such as to render the advisory fee excessive.

Other Benefits to the Adviser or its Affiliates

In considering whether the Adviser benefits in other ways from its relationship with the Trust, the Trustees noted that the Adviser does not currently use the Funds’ assets for, or participate in, third party soft dollar arrangements, although the Adviser may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. It was further noted that the Trust’s brokerage transactions are not effected through the Adviser or any of its affiliates. The Trustees noted that the Adviser serves as Administrator to the Trust and that State Street, an affiliate of the Adviser, serves the Trust as Sub-Administrator, Transfer Agent and Custodian, as well as Securities Lending Agent. The Trustees also noted that, based on their review of the arrangements for those services, any benefit the Adviser or the Adviser’s affiliate receives or had received from providing those services appears to be appropriate. The Trustees concluded that, to the extent that the Adviser or its affiliates derive other benefits or will derive other benefits from their relationships with the Trust, those benefits are not such as to render the Adviser’s fees excessive.

Economies of Scale

On the basis of their discussions with management and their analysis of information provided at and prior to the May Meeting, the Trustees determined that the nature of the Funds and their operations is such that the Adviser is likely to realize economies of scale in the management of the Funds as the Funds grow in size. They were also of the view that these economies of scale were being shared with the Funds by virtue of an advisory fee, set at a relatively low level since the inception of the Trust, that subsumed economies of scale in the fee itself. Furthermore, the Trustees took into consideration the fact that, in order to ensure that if and as the Funds grow in size the economies of scale resulting from this growth would be shared with the Funds, the Adviser and State Street had each previously agreed to institute one or more breakpoints in their respective fee schedules, and that the Adviser had agreed to amend the Agreement effective February 1, 2011, to add a breakpoint at $30 billion of .035% and a breakpoint at $50 billion of .03%. The Trustees noted that in light of the continued growth in assets and the economies of scale being realized by the Adviser, the Adviser had agreed to further amend the Agreement effective June 1, 2014, to add a breakpoint at $100 billion of .0285%, a breakpoint at $150 billion of .0271% and a breakpoint at $200 billion of .0256%.

The Independent Trustees also noted that State Street had agreed to continue to apply the same aggregate fee schedule for administration, transfer agency and custody services for the Funds which existed prior to the Adviser assuming administration services on June 1, 2015. Under that arrangement, State Street had agreed to amend its agreements as Administrator, Transfer Agent and Custodian for the Trust to add a breakpoint on Trust assets over $22.5 billion of .0075%.

Comparison of Fees and Expense Ratios

In order better to evaluate the Funds’ advisory fee, the Independent Trustees requested information with respect to expense ratios and advisory fees of comparable funds, and the Adviser provided (1) data from Broadridge Financial Solutions, Inc.

THE SELECT SECTOR SPDR TRUST

OTHER INFORMATION (continued)

September 30, 2016 (Unaudited)

(“Broadridge”) on peer sector funds, and (2) data obtained from a Broadridge database of peer sector funds, including both ETFs tracking indexes as well as mutual funds. The Independent Trustees also requested, and the Adviser provided, information on the advisory fees charged to other clients with comparable investment objectives, and reviewed the differences in services provided to such clients, including the Adviser’s institutional accounts. The Trustees found that, because of the distinctive nature of the Funds, the universe of comparable funds and accounts was limited. Moreover, they noted that because many ETFs paid a unitary advisory fee, encompassing all or virtually all of the ETFs’ operating expenses, in many cases a Fund’s advisory fee, as reflected in the materials, covered only advisory services, and would be misleadingly low relative to its competitors’. The Trustees then reviewed comparable expense ratios and noted that the overall expense ratio of each Fund was among the lowest of its domestic sector ETF peers, but also noted that each Fund continued to be significantly larger than all of its ETF sector peers. The Independent Trustees noted that this had prompted them to request, in connection with their 2010 annual review of the Agreement and contracts with the Adviser’s affiliate, State Street, that new breakpoints be added to the fee schedules of both the Agreement and the unitary fee payable under the Administration Agreement, Custodian Agreement and Transfer Agency Agreement, and that the Adviser and State Street had agreed to changes to the fee schedules for the benefit of shareholders, effective February 1, 2011, as noted above. The Trustees noted that in light of further asset growth, the Adviser had agreed to additional breakpoints under the Agreement effective June 1, 2014, as noted above. The Trustees noted that at current asset levels, shareholders are benefiting from these breakpoints and should continue to benefit in the future with additional growth in assets. The Trustees concluded that the data available provided some indirect confirmation of the reasonableness of the Adviser’s fees.

Conclusion

Based on their review, the Trustees, including a majority of the Independent Trustees, as required by the 1940 Act, approved the continuance of the Agreement with respect to each applicable Fund. In deciding to approve the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together. The Board did not allot a particular weight to any one factor or group of factors. They reasoned that, considered in themselves, the nature and extent of the services provided by the Adviser were appropriate, that the performance of the Funds had been satisfactory, and that the Adviser could be expected to provide services of high quality. As to the Adviser’s fees for each Fund, the Trustees determined that the fees, considered in relation to the services provided, were fair and reasonable, that the Trust’s relationship with the Adviser and State Street was not so profitable as to render the fees at current asset levels excessive, that any additional benefits to the Adviser and/or State Street and/or their relationships with each Fund were not of a magnitude to materially affect the outcome of the Trustees’ conclusions, and that, especially in light of the breakpoints in the Adviser’s and State Street’s fee schedules, the fees paid reflected a sharing of economies of scale with each Fund.

Advisory Contract Renewal

At an in-person meeting held on August 17, 2016 (the “Meeting”), the Trustees of The Select Sector SPDR® Trust (the “Trust”) considered the renewal of the Amended and Restated Investment Advisory Agreement dated December 1, 2003, as amended effective October 6, 2015 (the “Agreement”), between the Trust and SSGA Funds Management, Inc. (the “Adviser”) with respect to the Real Estate Select Sector SPDR® Fund and the Financial Services Select Sector SPDR® Fund, each a series of the Trust (each a “Fund” and collectively, the “Funds”). The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), also met separately with their independent legal counsel prior to and during the Meeting to consider the Agreement with respect to the Funds and the materials provided by the Adviser and State Street Bank and Trust Company (“State Street”) in response to a request from independent legal counsel on their behalf. Additionally, at prior meetings, the Trustees considered renewal of the Agreement with respect to the other nine series of the Trust, and in connection with that consideration, they reviewed information presented by the Adviser, State Street and others related to the services that the Adviser provides to each series of the Trust under the Agreement. At the Meeting, representatives of the Adviser and State Street presented information regarding the Funds and responded to questions posed by the Independent Trustees. In deciding whether to renew the Agreement with respect to the Funds, the Trustees considered various factors, including, among others, (i) the nature, extent and quality of the services provided by the Adviser under the Agreement, (ii) the investment performance of the Funds, (iii) the costs to the Adviser of its services and the profits realized by the Adviser and its affiliate, State Street, from their relationships with the Trust, and (iv) the extent to which economies of scale would be realized if and as the Funds grow and whether the fee levels in the Agreement reflect a sharing of these economies of scale.

THE SELECT SECTOR SPDR TRUST

OTHER INFORMATION (continued)

September 30, 2016 (Unaudited)

Nature, Extent and Quality of Services

In considering the nature, extent and quality of the services provided by the Adviser, the Trustees relied on their prior experience as Trustees of the Trust, as well as on the materials provided at the Meeting for purposes of reviewing the Agreement with respect to the Funds and the materials provide at the prior meeting at which the Trustees had considered the continuation of the Agreement with respect to the other series of the Trust. They noted that under the Agreement the Adviser is responsible for managing the investment operations of each of the Funds in accordance with the Fund’s investment objective and policies, applicable legal and regulatory requirements, and the instructions of the Trustees; for providing necessary and appropriate reports and information to the Trustees; for maintaining all necessary books and records pertaining to the Trust’s securities transactions; and for furnishing each Fund with the assistance, cooperation and information necessary for the Fund to meet various legal requirements regarding registration and reporting. They noted the distinctive nature of the Funds, as exchange-traded funds (“ETFs”) investing in sectors or sub-sectors of the S&P 500 Index, and the experience and expertise appropriate in an adviser to funds of that nature. The Trustees reviewed the background and experience of the Adviser’s senior management, including those individuals responsible for the investment and compliance operations of the Trust, and the responsibilities of the latter with respect to the Funds. They also considered the resources, operational structures and practices of the Adviser in managing the Funds’ portfolios, in monitoring and securing each Fund’s compliance with its investment objective and policies and with applicable law and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided and their general knowledge of the business of the Adviser and its affiliate, State Street Global Advisors (“SSGA”), with which the Adviser shares all of its senior personnel, the Trustees took into account the experience, resources and strength of the Adviser and its affiliates in the areas of indexed products generally and ETFs in particular, and also noted the recent issues identified by SSGA regarding past billing practices for certain out-of-pocket costs paid by the Funds. On the basis of this review, the Trustees determined that the nature and extent of the services provided by the Adviser to the Trust were appropriate, had been of high quality during the past year, and could be expected to remain so.

Investment Performance of the Funds

The Trustees noted that, in view of the distinctive investment objective of the Funds, the investment performance of the Funds in absolute terms was not of the importance that normally attaches to the performance of actively managed funds. Of more importance to the Trustees was the extent to which each Fund achieved its objective to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in its applicable index. Drawing upon information provided at the Meeting and prior meetings at which the Trustees had considered the continuation of the Agreement with respect to the other series of the Trust, and upon reports provided to the Trustees by the Adviser throughout the preceding year, the Trustees determined that the Funds had tracked their sector indexes within an acceptable range; they further concluded, on the basis of the data available (see discussion in “Comparison of Fees and Expense Ratios” below), that pursuant to an expense limitation agreement agreed to by the Adviser, the expense ratios of the Funds were among the lowest of all of their direct competitors, and had been trending lower. Accordingly, they concluded that the performance of each Fund was satisfactory.

Profitability to the Adviser and its Affiliates

The Trustees considered the profitability of the advisory arrangement with the Funds to the Adviser and of the Trust’s relationship with the Adviser’s affiliate, State Street, in its role as Sub-Administrator, Transfer Agent and Custodian. The Trustees also considered the profitability from the fees received and income earned by State Street as Securities Lending Agent for the Trust. The Trustees received data on the Funds’ profitability to the Adviser for calendar year 2015, as well as 2014 profitability data for the other nine series of the Trust which had been restated to reflect updates to the methodology used to compute profitability, together with data on the Trust’s profitability to State Street for the same and prior periods. The Trustees reviewed with representatives from both the Adviser and State Street the methods by which expenses were allocated to the Trust and to each of the Funds. On the basis of this information, discussions at the Meeting with representatives of the Adviser and State Street and discussions at prior meetings with representatives of the Adviser and State Street with respect to the other series of the Trust, the Trustees concluded that, to the extent that the Adviser’s and State Street’s relationships with the Trust had been profitable to either or both of those entities, the profitability at current asset levels was not such as to render the advisory fee excessive.

THE SELECT SECTOR SPDR TRUST

OTHER INFORMATION (continued)

September 30, 2016 (Unaudited)

Other Benefits to the Adviser or its Affiliates

In considering whether the Adviser benefits in other ways from its relationship with the Trust, the Trustees noted that the Adviser does not currently use the Funds’ assets for, or participate in, third party soft dollar arrangements, although the Adviser may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. It was further noted that the Trust’s brokerage transactions are not effected through the Adviser or any of its affiliates. The Trustees noted that the Adviser serves as Administrator to the Trust and that State Street, an affiliate of the Adviser, serves the Trust as Sub-Administrator, Transfer Agent and Custodian, as well as Securities Lending Agent. The Trustees also noted that, based on their review of the arrangements for those services, any benefit the Adviser or the Adviser’s affiliate receives or had received from providing those services appears to be appropriate. The Trustees concluded that, to the extent that the Adviser or its affiliates derive other benefits or will derive other benefits from their relationships with the Trust, those benefits are not such as to render the Adviser’s fees excessive.

Economies of Scale

On the basis of their discussions with management and their analysis of information provided at and prior to the Meeting, the Trustees determined that the nature of the Funds and their operations is such that the Adviser is likely to realize economies of scale in the management of the Funds as the Funds grow in size. They were also of the view that these economies of scale were being shared with the Funds by virtue of an advisory fee, set at a relatively low level since the inception of the Trust, that subsumed economies of scale in the fee itself. Furthermore, the Trustees took into consideration the fact that, in order to ensure that if and as the Funds grow in size the economies of scale resulting from this growth would be shared with the Funds, the Adviser and State Street had each previously agreed to institute one or more breakpoints in their respective fee schedules for the other nine series of the Trust which benefit the Funds.

The Independent Trustees also noted that State Street had agreed to continue to the same aggregate fee schedule for administration, transfer agency and custody services for the Funds which existed prior to the Adviser assuming administration services on June 1, 2015. Under that arrangement, State Street had agreed to amend its agreements as Administrator, Transfer Agent and Custodian for the Trust to add a breakpoint on Trust assets over $22.5 billion of .0075%.

Comparison of Fees and Expense Ratios

In order better to evaluate the Funds’ advisory fee, the Independent Trustees requested information with respect to expense ratios and advisory fees of comparable funds, and the Adviser provided (1) data from Broadridge Financial Solutions, Inc. (“Broadridge”) on peer sector funds, and (2) data obtained from a Broadridge database of peer sector funds, including ETFs tracking indexes. The Independent Trustees also requested, and the Adviser provided, information on the advisory fees charged to other clients with comparable investment objectives, and reviewed the differences in services provided to such clients, including the Adviser’s institutional accounts. The Trustees found that, because of the distinctive nature of the Funds, the universe of comparable funds and accounts was limited. Moreover, they noted that because many ETFs paid a unitary advisory fee, encompassing all or virtually all of the ETFs’ operating expenses, in many cases a Fund’s advisory fee, as reflected in the materials, covered only advisory services, and would be misleadingly low relative to its competitors’. The Trustees then reviewed comparable expense ratios and noted that, pursuant to an expense limitation agreement agreed to by the Adviser, the overall expense ratio of each Fund was among the lowest of its domestic sector ETF peers. The Independent Trustees also noted that the other nine series of the Trust were significantly larger than all of its ETF sector peers, which prompted them to request, in connection with their 2010 annual review of the Agreement and contracts with the Adviser’s affiliate, State Street for the nine other series of the Trust, that new breakpoints be added to the fee schedules of both the Agreement and the unitary fee payable under the Administration Agreement, Custodian Agreement and Transfer Agency Agreement, and that the Adviser and State Street had agreed to changes to the fee schedules for the benefit of shareholders, effective February 1, 2011. The Trustees noted that in light of further asset growth, the Adviser had agreed to additional breakpoints for the nine other series of the Trust under the Agreement effective June 1, 2014 which benefit the Funds. The Trustees noted that at current asset levels, shareholders are benefiting from these breakpoints and should continue to benefit in the future with additional growth in assets. The Trustees concluded that the data available provided some indirect confirmation of the reasonableness of the Adviser’s fees.

THE SELECT SECTOR SPDR TRUST

OTHER INFORMATION (continued)

September 30, 2016 (Unaudited)

Conclusion

Based on their review, the Trustees, including a majority of the Independent Trustees, as required by the 1940 Act, approved the continuance of the Agreement with respect to the applicable Funds. In deciding to approve the renewal of each Advisory Agreement, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together. The Board did not allot a particular weight to any one factor or group of factors. They reasoned that, considered in themselves, the nature and extent of the services provided by the Adviser were appropriate, that the performance of the Funds had been satisfactory, and that the Adviser could be expected to provide services of high quality. As to the Adviser’s fees for each Fund, the Trustees determined that the fees, considered in relation to the services provided, were fair and reasonable, that the Trust’s relationship with the Adviser and State Street was not so profitable as to render the fees at current asset levels excessive, that any additional benefits to the Adviser and/or State Street were not of a magnitude to materially affect the outcome of the Trustees’ conclusions, and that, especially in light of the breakpoints in the Adviser’s and State Street’s fee schedules and the expense cap agreement in place for each Fund, the fees paid reflected a sharing of economies of scale with the Funds.

THE SELECT SECTOR SPDR TRUST

OTHER INFORMATION (continued)

September 30, 2016 (Unaudited)

TRUSTEES AND OFFICERS OF THE TRUST

Name, Address and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
CHERYL BURGERMEISTER c/o The Select Sector SPDR Trust State Street Financial Center One Lincoln Street Boston, MA 02111 1951	Trustee; Chairman of the Board, Member of the Audit Committee, Member of the Nominating and Governance Committee	Unlimited Elected: October 1998	Retired; Finance Committee Member, Portland Community College Foundation (January 2001 to present); CPA (Retired).	11	Director and Member of the Audit and Nominating and Governance Committees, Russell Funds Complex; Lead Independent Director and Member of the Audit and Nominating and Governance Committees, ALPS Series Trust (2012 to 2016).
GEORGE R. GASPARI c/o The Select Sector SPDR Trust State Street Financial Center One Lincoln Street Boston, MA 02111 1940	Trustee, Chairman of the Audit Committee, Member of the Nominating and Governance Committee	Unlimited Elected: October 1998	Retired Financial Services Consultant (1996 to 2012).	11	Director and Member of the Audit Committee, Liberty All-Star Growth Fund, Inc.; Trustee and Member of the Audit Committee, Liberty All-Star Equity Fund.
ASHLEY T. RABUN c/o The Select Sector SPDR Trust State Street Financial Center One Lincoln Street Boston, MA 02111 1952	Trustee, Member of the Audit Committee, Member of the Nominating and Governance Committee	Unlimited Appointed: October 2015	Retired; President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 to 2014).	11	Chairperson of the Board and Member of the Audit and Nominating Committees, Investment Managers Series Trust.
ERNEST J. SCALBERG c/o The Select Sector SPDR Trust State Street Financial Center One Lincoln Street Boston, MA 02111 1945	Trustee, Member of the Audit Committee, Chairman of the Nominating and Governance Committee	Unlimited Elected: October 1998	Retired; Research Professor and Director of the GLOBE Center, Monterey Institute of International Studies (2009 to 2014).	11	Director and Chairman of the Audit Committee of Principal Real Estate Income Fund; Director and Member of the Audit and Nominating Committees, db-X Exchange-Traded Funds Inc. (2007-2015); Chairman of the Board of the Foundation, International University in Geneva (IUG), Switzerland.

THE SELECT SECTOR SPDR TRUST

OTHER INFORMATION (continued)

September 30, 2016 (Unaudited)

Name, Address and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
R. CHARLES TSCHAMPION c/o The Select Sector SPDR Trust State Street Financial Center One Lincoln Street Boston, MA 02111 1946	Trustee; Member of the Audit Committee, Member of the Nominating and Governance Committee, Chair of the Business Continuity Management Team	Unlimited Elected: October 1998	Retired; Director, Special Projects, CFA Institute (2010 to 2014); Director, Industry Relations, CFA Institute (2005 to 2010).	11

Trustee Emeritus of Lehigh University; Director and Member of the Audit and Nominating Committees, db-X Exchange-Traded Funds, Inc.

(2007-2015); Director, Real Estate Information Standards Board

(2007-2013).

Interested Trustee
JAMES E. ROSS* SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1965	Trustee	Unlimited Appointed: November 2005	Chairman and Director, SSGA Funds Management Inc. (2005-present); Director, State Street Global Markets, LLC (2013-present); President, SSGA Funds Management Inc. (2005-2012); Executive Vice President and Principal, State Street Global Advisors (2006-present).	294	None.

*	Mr. Ross is an “interested person” of the Trust, as defined in the 1940 Act, because of his employment with the Adviser and ownership interest in an affiliate of the Adviser.

THE SELECT SECTOR SPDR TRUST

OTHER INFORMATION (continued)

September 30, 2016 (Unaudited)

Name, Address and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
ELLEN M. NEEDHAM SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1967	President and Principal Executive Officer	Unlimited Elected: May 2013	President and Director, SSGA Funds Management, Inc. (2001-present)*; Senior Managing Director, State Street Global Advisors (1992-present).*
MICHAEL P. RILEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Vice President	Unlimited Elected: February 2005	Managing Director, State Street Global Advisors (2005-present).*
BRUCE S. ROSENBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1961	Deputy Treasurer	Unlimited Elected: February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015-present); Director, Credit Suisse (April 2008-July 2015).
CHAD C. HALLETT SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Treasurer and Principal Financial Officer	Unlimited Elected: November 2007	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014-present); Vice President, State Street Bank and Trust Company (2001-November 2014).*
ANN CARPENTER SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1966	Deputy Treasurer	Unlimited Elected: February 2016	Chief Operating Officer, SSGA Funds Management, Inc. (2005-present)*; Managing Director, State Street Global Advisors (2005-present).*
SUJATA UPRETI SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1974	Assistant Treasurer	Unlimited Elected: February 2016

Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015-present); Assistant Director, Cambridge Associates, LLC (July 2014-January 2015); Vice President, Bank of New York Mellon (July 2012-August 2013); Manager, PricewaterhouseCoopers, LLP

(September 2009-July 2012).

DANIEL FOLEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1972	Assistant Treasurer	Unlimited Elected: February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007-present).*
JOSHUA A. WEINBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1978	Chief Legal Officer	Unlimited Elected: February 2015	Vice President and Managing Counsel, State Street Global Advisors (2011-present); Clerk, SSGA Funds Management, Inc. (2013-present); Associate, Financial Services Group, Dechert LLP (2006-2011).

THE SELECT SECTOR SPDR TRUST

OTHER INFORMATION (continued)

September 30, 2016 (Unaudited)

Name, Address and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
JESSE D. HALLEE State Street Bank and Trust Company 100 Summer Street, Floor 7 Mail Stop SUM0703 Boston, MA 02111 1976	Secretary	Unlimited Elected: November 2013	Vice President and Senior Counsel, State Street Bank and Trust Company (2013 to present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007-2013).**
PATRICIA A. MORISETTE State Street Bank and Trust Company 100 Summer Street, Floor 7 Mail Stop SUM0703 Boston, MA 02111 1973	Assistant Secretary	Unlimited Elected: August 2015	Vice President and Counsel, State Street Bank and Trust Company (2014-present); Assistant Vice President and Counsel, John Hancock Financial Services (2011-2013); Independent legal consultant (2009-2011); Associate, Bingham McCutchen LLP (2003-2009).*,**
BRIAN HARRIS SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Unlimited Elected: November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013-present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010-2013); Director of Compliance, AARP Financial Inc. (2008-2010).

*	Served in various capacities during the noted time period.
**	Served in various capacities and/or with unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services during the noted time period.

Statement of Additional Information (SAI) includes additional information about Funds’ directors and is available, without charge, upon request and by calling 1-866-787-2257.

TRUSTEES

Cheryl Burgermeister, Chairperson

George R. Gaspari

Ashley T. Rabun

James E. Ross

Ernest J. Scalberg

R. Charles Tschampion

INVESTMENT MANAGER AND ADMINISTRATOR

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

DISTRIBUTOR

ALPS Portfolio Solutions Distributor, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

CUSTODIAN, SUB-ADMINISTRATOR AND TRANSFER AGENT

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

LEGAL COUNSEL

Clifford Chance US LLP

31 West 52nd Street

New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

101 Seaport Boulevard

Suite 500

Boston, MA 02210

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus from the Distributor, ALPS Portfolio Solutions Distributor, Inc., by calling 1-866-SECTOR-ETF (1-866-732-8673). Please read the prospectus carefully before you invest.

Visit www.sectorspdrs.com or call 1-866-SECTOR-ETF (1-866-732-8673)

IBG-21910	SPDR SS AR

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1) The Board of Trustees of the registrant has determined that the registrant has four Board members serving on the Audit Committee that possess the attributes identified in Instructions 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(2) Cheryl Burgermeister, George Gaspari, Ernest Scalberg and R. Charles Tschampion are the registrant’s audit committee financial experts. The Board has determined that each of the foregoing persons is “independent” in that, (i) other than in his or her capacity as a member of the Audit Committee and the Board of Trustees of the registrant, he or she has not accepted, directly or indirectly, any consulting, advisory or other compensatory fee from the registrant, and (ii) he or she is not an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.

For the fiscal years ended September 30, 2016 and September 30, 2015, the aggregate audit fees billed for professional services rendered by the principal accountant were $179,078 and $180,605, respectively. The nature of the services are (1) auditing of the statements of assets and liabilities, related statements of operations and changes in net assets, and the financial highlights of each series of the registrant; (2) auditing and reporting on the financial statements to be included in the amendment to the registrant’s registration statement on Form N-1A to be filed with the Securities and Exchange Commission; (3) review of the amendment to the registration statement; (4) issuance of a Report on Internal Control for inclusion in the registrant’s Form N-SAR; and (5) Rule 17f-2 securities counts.

(b) Audit-Related Fees.

For the fiscal years ended September 30, 2016 and September 30, 2015, the principal accountant did not bill the registrant any fees for assurances and related services that are reasonably related to the performance of the audit of the registrant’s financial statements that are not reported under paragraph (a) of this Item.

(c) Tax Fees.

For the fiscal years ended September 30, 2016 and September 30, 2015, the aggregate tax fees billed for professional services rendered by the principal accountant were $92,180 and $86,080, respectively. Services included the review of the registrant’s federal, state and local income, franchise and other tax returns.

(d) All Other Fees.

There were no other fees billed by the principal accountant for the fiscal years ending September 30, 2016 and September 30, 2015.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The registrant’s Audit Committee Charter states the following with respect to pre-approval procedures:

Before the independent auditors are engaged by the Trust to render audit or non-audit services, either:

a.	The Audit Committee shall pre-approve all audit services and permissible non-audit services (e.g., tax services) provided to the Trust. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at the next regularly scheduled meeting of the Board of Trustees; or*

b.	Pre-Approval of Non-Audit Services Provided to the investment adviser and Certain Control Persons. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the independent auditors to (a) the investment adviser and (b) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the independent auditors’ engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Trust. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at the next regularly scheduled meeting of the Board. It shall be the responsibility of the independent auditors to notify the Audit Committee of any non-audit services that need to be pre-approved.**

(e)(2) Percentage of Services.

One hundred percent of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees for services rendered by the principal accountant to the registrant and its adviser and any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant for the twelve months ended December 31, 2015 and December 31, 2014 were approximately $2,599,622 and $4,944,322, respectively. Such information is not readily available on a fiscal year basis.

(h) The registrant’s principal accountant notified the registrant’s Audit Committee of all non-audit services that were rendered by the principal accountant to the registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the registrant’s Audit Committee to consider whether such services were compatible with maintaining the principal accountant’s independence.

*	De Minimis Exceptions to Pre-Approval Requirements: Pre-approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.
**	Application of De Minimis Exception: The De Minimis exception set forth above applies to pre-approvals under section (b) as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the independent auditors by the Trust and any other entity for which services are approved under section (b) (i.e., the investment adviser or any control person).

Item 5. Disclosure of Audit Committees for Listed Companies.

The registrant has an audit committee which was established by the Board of Trustees of the registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the registrant’s audit committee are Cheryl Burgermeister, George Gaspari, Ashley T. Rabun, Ernest Scalberg, and R. Charles Tschampion.

Item 6. Schedule of Investments.

(a)	The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board.

Item 11. Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, Ellen M. Needham, the registrant’s President and Principal Executive Officer, and Chad C. Hallett, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) and evaluated their effectiveness. Based on their review, Ms. Needham and Mr. Hallett determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports is recorded, processed, summarized and reported within the time periods required by the U.S. Securities and Exchange Commission.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Separate certifications required by Rule 30a-2 under the 1940 Act for each principal executive officer and principal financial officer of the registrant are attached.

(a)(3) Not applicable to the registrant.

(b) A single certification required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code for the principal executive officer and principal financial officer of the registrant is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Select Sector SPDR® Trust

By:	/s/ Ellen M. Needham
Ellen M. Needham
President and Principal Executive Officer

Date:	December 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen M. Needham
Ellen M. Needham
President and Principal Executive Officer

Date:	December 6, 2016

By:	/s/ Chad C. Hallett
Chad C. Hallett
Treasurer and Principal Financial Officer

Date:	December 6, 2016